Page 1 of _____

                                                  SEC Registration Nos.
                                                   2-76510 and 811-3416


                U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM N-14

__     Pre-Effective Amendment                    _X_ Post-Effective Amendment


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           The Calvert Fund
          (Exact Name of Registrant as Specified in Charter)
                     Calvert Strategic Growth Fund
                       New Vision Small Cap Fund

                        4550 Montgomery Avenue
                              Suite 1000N
                       Bethesda, Maryland 20814
               (Address of Principal Executive Offices)

             Registrant's Telephone Number: (301) 951-4800

                      William M. Tartikoff, Esq.
                        4550 Montgomery Avenue
                              Suite 1000N
                       Bethesda, Maryland 20814
                (Name and Address of Agent for Service)




The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance on Rule 24f-2. A Rule 24f-2 Notice for the Strategic Growth Fund and New Vision Small Cap Fund Series of Registrant's fiscal year ended March 31, 1997 was filed with the Commission on May 29, 1997. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

                           The Calvert Fund

                    Form N-14 Cross Reference Sheet

Part A.   Information Required in the Prospectus

1.        Cover Page
2.        Table of Contents
3.        Synopsis; Fund Expenses
4.        Synopsis; Reasons for the Reorganization;
          Proposed Transaction; Tax Consequences;
          Information about the Reorganization; Comparative
          Information on Shareholder Rights; Information
          about the Funds
5.        Synopsis; Comparison of Investment
          Policies; Information about the Funds; Investment
          Objectives and Policies; Advisory Fees;
          Distribution Fees and Expense Ratios;
          Purchases; Exchange Privileges; Distribution
          Procedures; Redemption Procedures; Prospectus and
          Statement of Additional Information of the Small
          Cap Fund (incorporated    by reference)
6.        Synopsis; Comparison of Investment
          Policies; Information about the Funds; Investment
          Objectives and Policies; Advisory Fees,
          Distribution Fees and Expense Ratios;
          Purchases; Exchange Privileges; Distribution
          Procedures; Redemption Procedures; Prospectus and
          Statement of Additional Information of the Strategic Growth Fund (incorporated by reference)
7.        Voting Information; Adjournment
8.        Inapplicable
9.        Inapplicable


Part B.  Information Required in Statement of Additional
         Information

10.      Cover Page
11.      Table of Contents
12.      Additional Information about the Registrant
13.      Inapplicable
14.      Financial Statements

Part C.  Other Information

15.      Indemnification
16.      Exhibits
17.      Inapplicable

                           The Calvert Fund
                         Strategic Growth Fund
                  4550 Montgomery Avenue, Suite 1000N
                       Bethesda, Maryland 20814


               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on December 9, 1997

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of The Calvert Fund Strategic Growth Fund will be held in the
Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on Tuesday, December 9, 1997 for the following purposes:

I. To consider and act on an Agreement and Plan of Reorganization, dated September 10, 1997, providing for the transfer of substantially all of the assets of the Calvert Fund Strategic Growth Fund portfolio to and the assumption of certain identified liabilities of the Calvert Fund Strategic Growth Fund portfolio by the Calvert New Vision Small Cap Fund in exchange for Calvert New Vision Small Cap Fund portfolio shares of The Calvert Fund.

II. To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on October 14, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.


                                        By Order of the Trustees,


                                        William M. Tartikoff, Esq.
                                        Secretary


October 22, 1997

Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus enabling the Calvert Strategic Growth Fund to avoid unnecessary expense and delay. Your vote is extremely important, no matter how large or small your holdings may be. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Special Meeting.

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of shareholders of Calvert Strategic Growth Fund, and to request that you take a few minutes to read the enclosed material and mail back the proxy voting card.

You are being asked to vote on a proposal to merge Calvert Strategic Growth Fund into the Calvert New Vision Small Cap Fund. The Board of Trustees, including myself, believes this change is in your Fund's and your best interest.

Calvert New Vision Small Cap Fund uses a narrower subset of small capitalized growth companies than Strategic Growth and it does not make use of the market timing and hedging techniques that have been used in Strategic Growth. Further, Strategic Growth pays the Advisor a fee of 1.50% of the Fund's average daily net assets along with a performance adjustment whereas Calvert New Vision only pays the Advisor a fee of 0.90% of that fund's average daily net assets. Effective October 1, 1997, Awad & Associates assumed management of both funds and is expected to continue to manage Calvert New Vision.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy, and complete and mail your voting card as soon as you can. A postage paid envelope is enclosed. If Fund shareholders do not return their proxies, your Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. The Q&A which follows will assist you in understanding the proposal, however, if we may be of any assistance, please call us at 1-800-368-2750.

Sincerely,

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President

                            IMPORTANT NOTICE TO
                  STRATEGIC GROWTH FUND SHAREHOLDERS

                          QUESTIONS & ANSWERS

Please read the complete text of the enclosed Proxy Statement. For your convenience, we have provided a brief overview of the matters to be voted upon. Your vote is important. If you have any questions regarding the proposal, please call us at 1-800-368-2745. We appreciate you investing with Calvert Group, and look forward to a continuing relationship.


Q.       WHY AM I RECEIVING A PROXY STATEMENT?

A. The Fund is seeking your approval of a merger of the shares of the Calvert Strategic Growth Fund (hereafter, the
         "Strategic Growth Fund") into the Calvert New Vision Small Cap Fund (hereafter, the "Small Cap Fund").

Q.       WHAT ARE THE EFFECTS OF THIS MERGER?

A. The merger will affect the Strategic Growth Fund in that all of the assets of the Strategic Growth Fund will be transferred to the Small Cap Fund. In turn, you will receive shares of the Small Cap Fund.

         Through the merger, the surviving Small Cap Fund is expected to fit certain asset allocation models thus enabling the potential growth of sales of shares while remaining an aggressive stock fund with a less volatile portfolio composition and investment philosophy.

Q.       IS THERE A NEW FUND MANAGER OF THESE FUNDS?

A. Yes. The manager of both Funds is Awad & Associates, a firm which specializes in the selection of small capitalized stocks whose portfolio managers adhere to a bottom-up, earnings-driven discipline with emphasis on internal fundamental research. Awad & Associates is expected to continue to manage the combined fund.

         Further, the investment subadvisory agreement with Awad & Associates is identical to the prior investment subadvisory agreement in all material respects, except that it reflects a new lower fee structure and does not provide for a performance fee.

Q.       ARE THERE DIFFERENCES IN THE INVESTMENT OBJECTIVE OF THE
         FUNDS BEING MERGED?

A. The Strategic Growth Fund's investment objective is to seek maximum long-term growth primarily through investment in equity securities whereas the Small Cap Fund's investment objective is to achieve long-term capital appreciation by investing primarily in the equity securities of small companies publicly traded in the United States.

         Accordingly, the main difference between the investment objectives of the funds is that the Small Cap Fund's focus is on a narrower subset of small capitalized growth companies; however, the Small Cap Fund does not utilize some of the techniques used by the Strategic Growth Fund such as market timing and hedging.

Q.       HOW DO THE EXPENSE STRUCTURES AND FEES OF BOTH FUNDS
         COMPARE?  IS THERE A BENEFIT TO ME?

A. The Board expects that the merger will allow the Small Cap Fund to achieve certain limited economies of scale from the combined asset size of both Funds and the potentially lower operating expenses. The same expense structure and fees are in effect for both funds except for the investment advisory fee which would decrease from 1.50% of the average daily net assets of the Strategic Growth Fund to 0.90% of the average daily net assets of the Small Cap Fund, and the administrative services fee which would decrease from 0.20% of the average daily net assets of the Strategic Growth fund to 0.10% of the average daily net assets of the Small Cap Fund.

Q.       WHAT WILL BE THE NAME OF THE SURVIVING FUND AFTER THE
         MERGERS ARE COMPLETE?

A. The Calvert New Vision Small Cap Fund will be the Fund to survive the merger.

Q.       WHAT WILL BE THE SIZE OF THE SURVIVING FUND AFTER THE MERGER?

A. If the proposal presented in the proxy statement is approved, the combined Small Cap Fund will have approximately over $111.6 million in assets.

Q.       WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE MERGER?

A. The merger will not be a taxable event (i.e., no gain or loss will be recognized) to either fund or to you as a shareholder of either Fund.

Q. WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SPECIAL SHAREHOLDER MEETING DATE?

A. If enough shareholders do not vote, we will need to take further action. We or our outside solicitors, D.F. King & Company, may contact you by mail, telephone, facsimile, or by personal interview. Therefore, we encourage you to vote as soon as you review the enclosed proxy materials in order to avoid additional mailings, telephone calls or other solicitations.

Q. HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF THE SMALL CAP FUND THAT I WILL RECEIVE?

A. The Closing Date is Friday, December 12, 1997. As of 4:00 p.m. Eastern Time on the Closing Date, you will receive that number of full and fractional Small Cap Fund shares equal in class and value of the shares you hold in the Strategic Growth Fund on that date.

Q.       WHAT IMPACT WILL THE MERGER HAVE ON THE SHARE PRICE OF
         CALVERT NEW VISION SMALL CAP FUND?

A. The net asset value per share of the Small Cap Fund will not be changed by the merger.

Q.       WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS
         MEETING?

A. The Fund will pay for those expenses relating to the shareholder meeting.

Q.       HOW DO THE TRUSTEES OF THE STRATEGIC GROWTH FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees of the Strategic Growth Fund unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card.

Q.       WHAT ARE MY OTHER INVESTMENT ALTERNATIVES?

A. Additional equity funds are available through Calvert Group by calling 1-800-368-2748 for more information.

Q.       HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call us at 1-800-368-2745.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Strategic Growth Fund.

Q.       HOW WILL THIS AFFECT MY ACCOUNT?

A. You can expect the same level of management expertise and high-quality shareholder service you've grown accustomed to.

Q.       HOW DO I SIGN THE PROXY CARD?

A. Voting instruction forms must be executed properly. When forms are not signed as required by law, you and the Fund must undertake the time and expense to take steps to validate your vote. The following guide was prepared to help you choose the proper format for signing your form:

              1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the voting instruction form.

              2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

              3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the voting instruction form. For example:

  REGISTRATION                                    VALID SIGNATURE

  A.
   1)    Save the Earth Corp.                    Jane Q. Nature, Treasurer

   2)    Save the Earth Corp.                    Jane Q. Nature, Treasurer
         c/o Jane Q. Nature, Treasurer

  B.
   1)   Save the Earth Corp.                     Jon B. Goodhealth, Trustee
         Profit Sharing Plan

   2)    Save the Earth Trust                    Jon B. Goodhealth, Trustee

   3)    Jon B. Goodhealth, Trustee              Jon B. Goodhealth, Trustee
         u/t/d 5/1/78

 C.
   1)    David Smith, Cust.                      David Smith
         f/b/o David Smith UGMA


          Voting by mail is quick and easy. Everything you need is
                               enclosed.

                           TABLE OF CONTENTS

Synopsis  __
Reasons for the Reorganization __
Comparison of Investment Policies__
Information about the Reorganization   __
Comparative Information on Shareholder Rights    __
Information about the Funds   __
Voting Information  __
Adjournment __

Exhibit A - Agreement and Plan of Reorganization

                PROSPECTUS AND PROXY STATEMENT - October 22, 1997

    Acquisition of the assets of the Calvert Strategic Growth Fund
By and in exchange for shares of the Calvert New Vision Small Cap Fund
   4550 Montgomery Avenue, Bethesda, Maryland 20814 - (800) 368-2745

This Prospectus and Proxy Statement relates to the proposed transfer of all the assets and the assumption of certain identified liabilities of the Calvert Strategic Growth Fund ("Strategic Growth Fund") to the Calvert New Vision Small Cap Fund ("Small Cap Fund") (collectively, "the Funds") in exchange for like shares of Small Cap Fund. Following the transfer, Strategic Growth Fund shares will be distributed to shareholders of Strategic Growth Fund in liquidation of Strategic Growth Fund, and Strategic Growth Fund will be dissolved. As a result of the proposed transaction, each shareholder of Strategic Growth Fund will receive that number of like Small Cap Fund shares equal in value at the date of the exchange to the value of such shareholder's shares of Strategic Growth Fund. The transaction will occur if shareholders vote in favor of the proposed transfer.

Small Cap Fund is a series of The Calvert Fund, which is an open-end management investment company. The net assets of Small Cap Fund were $3,712,504 as of October 14, 1997. Its investment objective is to achieve long-term capital appreciation by investing primarily in the equity securities of small companies publicly traded in the United States.
In seeking capital appreciation, the Fund invests primarily in the equity securities of small capitalized growth companies that have historically exhibited exceptional growth characteristics and that appear to have strong earnings potential relative to the U.S. market as a whole.

Strategic Growth Fund is also a series of The Calvert Fund
("Calvert"), with assets of $107,896,533 as of October 14, 1997. The Strategic Growth Fund's investment objective is to seek maximum long-term growth primarily through investment in equity securities. Strategic
Growth Fund is nondiversified.

Small Cap Fund and Strategic Growth Fund both have a 4.75% maximum sales charge for Class A Shares. The sales charge is added to the purchase price of shares, but will not be applied to shares issued in the reorganization (see "Purchase Procedures"). Class C Shares have a level load charged as higher expenses rather than a front-end sales charge. Both funds have distribution plans that permit them to pay certain expenses associated with the distribution of their shares. Calvert Asset Management Company, Inc. ("Advisor") is the investment advisor for both Small Cap Fund and Strategic Growth Fund and Awad & Associates ("AWAD") is the Subadvisor for both Small Cap Fund and Strategic Growth Fund.

This Prospectus and Proxy Statement is expected to be mailed to shareholders of record on or about October 22, 1997

     This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about Small Cap Fund that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of Small Cap Fund dated July 31, 1997, revised October 22, 1997 and is incorporated herein by reference. A Statement of Additional Information dated July 31, 1997, revised October 22, 1997 containing additional information has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus and Proxy Statement. A copy of the Statement may be obtained without charge by writing the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling (800) 368-2748.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. WHEN INVESTORS SELL SHARES OF THE FUND, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID.

                                SUMMARY

Reasons for the Reorganization. The Board of Trustees of The Calvert Fund (the "Trustees") believes that the proposed Reorganization would be in the best interests of the shareholders of the Strategic Growth Fund because it would permit the shareholders of the Strategic Growth Fund to become shareholders of a fund which (i) fits certain asset allocation models as is increasingly demanded by shareholders and brokers thus enabling the potential growth of sales of shares; (ii) remain in an aggressive stock fund while maintaining a less volatile portfolio composition and investment philosophy; and (iii) achieve certain limited economies of scale from the combined asset size of both Funds and the potentially lower operating expenses associated therewith.

In determining whether to recommend approval of the Reorganization to shareholders of the Strategic Growth Fund, the Trustees considered a number of factors, including, but not limited to: (i) the capabilities and resources of the Small Cap Fund, the Advisor and Sub-Advisor and other service providers in the areas of marketing, investment and shareholder services; (ii) the expenses and advisory fees applicable to the Strategic Growth Fund and the Small Cap Fund before the Reorganization and the estimated expense ratios of the Small Cap Fund after the Reorganization; (iii) the comparative investment performance of the Strategic Growth Fund and the Small Cap Fund; (iv) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of Strategic Growth Fund shareholder interests; (v) the economies of scale potentially realized through the combination of the two funds; (vi) the identical service features available to shareholders of both Funds; (vii) the costs estimated to be incurred to complete the Reorganization; (viii) the future growth prospects of the Strategic Growth Fund; and (ix) the anticipated tax consequences of the Reorganization.

In this regard, the Trustees reviewed information provided by the Advisor relating to the anticipated impact to the shareholders of the Strategic Growth Fund as a result of the Reorganization. The Trustees considered the probability that the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the Strategic Growth Fund, although there can, of course, be no assurances in this regard:

(1) Asset Allocation Models. Shareholders and brokers have increasingly demanded a product that is positioned as a pure "Small Cap" product with growth orientation and thus to provide the samll cap exposure required by the standard asset allocation models created by these investment professionals to identify and select those assets appropriate for a specific investment portfolio, and also to determine the proportions of these assets within the portfolio. The Small Cap Fund better fits into such models.


(2) Less Volatile Portfolio Composition. Although the Small Cap Fund is still an aggressive stock fund, its investment objectives and policies would produce a less volatile performance in that it will not utilize some of the techniques used by the Strategic Growth Fund such as market timing and hedging.

(3)  Reduced Per Share Expenses and Achievement of Economies of
     Scale. Combining the net assets of the Strategic Growth Fund with the assets of the Small Cap Fund should lead to a modest reduction at first of total operating expenses for shareholders of the Strategic Growth Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, and service fees to be spread over a larger asset base. The Small Cap Fund pays lower investment advisory and adminstrative services fees than the Strategic Growth Fund. Management anticipates that the reorganization would have a de minimis yet similarly beneficial effect upon current shareholders of the Small Cap Fund.

In evaluating the benefits of the proposed transaction, the Board of Trustees also considered the effect of the loss of a portion of the capital loss carryforwards that might be available to Strategic Growth Fund. It has been determined that the benefits of the proposed reorganization outweigh the uncertain potential detriment resulting from possible constraints in the use of capital loss carryforwards. See "Information about the Reorganization."

Proposed Transaction. The Trustees have authorized Calvert, on behalf of the Funds, to enter into an Agreement and Plan of Reorganization (the "Agreement" or "Plan") providing for the transfer of all the assets and liabilities of Strategic Growth Fund to Small Cap Fund in exchange for like shares of Small Cap Fund. Following the transfer, Small Cap Fund shares will be distributed to shareholders of Strategic Growth Fund in liquidation of Strategic Growth Fund, and Strategic Growth Fund will be dissolved. As a result of the proposed transaction, each shareholder of Strategic Growth Fund will receive that number of full and fractional Small Cap Fund shares equal in class and value at the date of the exchange to the class and value of such shareholder's shares of Strategic Growth Fund. For the reasons stated above, the Trustees, including the independent Trustees, have concluded that the reorganization would be in the best interests of the shareholders of Strategic Growth Fund and recommend shareholder approval.

Tax Consequences. The Plan is conditioned upon receipt by Strategic Growth Fund of an opinion of counsel that no gain or loss will be recognized by Strategic Growth Fund or Strategic Growth Fund shareholders as a result of the reorganization. The tax basis of Small Cap Fund shares received by a shareholder will be the same as the tax basis of the shareholder's Strategic Growth Fund shares. In addition, the tax basis of Strategic Growth Fund assets in the hands of Small Cap Fund as a result of the reorganization will be the same as the tax basis of such assets in the hands of Strategic Growth Fund prior to the reorganization. See "Information about the Reorganization."

Investment Policies. Shareholders should consider the differences in investment policies between Strategic Growth Fund and Small Cap Fund. While both Funds seek capital appreciation, the Strategic Growth Fund pursues maximum long-term growth through investments primarily in the equity securities of companies that have little or no debt, high relative strength and substantial management ownership. The Strategic Growth Fund considers issuers of all sizes, industries, and geographic markets, and does not seek interest income or dividends. The Small Cap Fund invests in equity securities of companies that have small market capitalizations (currently those with a total capitalization of less than $1 billion at the time of the initial investment). Thus, the focus of each investment portfolio, and in fact, the portfolio composition of each fund is different. Though both funds invest in equity securities, the Small Cap Fund's focus is on a narrower subset of small capitalized growth companies whereas the Strategic Growth Fund is not so restricted in its investments. See "Comparison of Investment Policies."

In  reconciling  the  investment  policies of both Funds,  the
Advisor and Subadvisor will begin to transition the portfolio holdings from the Strategic Growth Fund to the Small Cap Fund. Portfolio holdings may also change to accommodate the style of the new Subadvisor. Prior to October 1, 1997, AWAD and the Advisor reviewed the holdings of the Strategic Growth Fund to identify specific issues relating to the tax status of the Strategic Growth Fund through the expected transition, specific holdings which posed significant or identifiable extra risk, and liquidity issues. The Advisor then monitored the daily transactions to ensure that the Strategic Growth Fund was appropriately managed with respect to its investment philosophy and tax-status. On October 1, 1997, when AWAD took over the day-to-day management of the Strategic Growth Fund, AWAD began overseeing this transition to ensure it unfolds smoothly, focusing on reconfiguring the portfolio in a timely manner; closely monitoring carried-over holdings; protecting the Strategic Growth Fund's tax status; and minimizing any adverse tax events for shareholders. This transition process is currently reviewed daily for the impact on sales and the rate at which portfolio cash is used to make the Strategic Growth Fund more fully invested. The transition is expected to be completed by the end of the year, upon completion of the sale of those portfolio holdings that were in the Strategic Growth Fund prior to September 30, 1997.



Advisory Fees, Distribution Fees and Expense Ratios. Small Cap Fund pays the Advisor a fee computed on average daily net assets at an annual rate of 0.90%. Strategic Growth Fund pays the Advisor a fee computed on average daily net assets at an annual rate of 1.50%. Strategic Growth Fund may adjust the Advisor's fee 0.15% based on the extent to which performance of the Fund exceeds or trails the Russell 2000 Index:
                  Performance versus the           Performance Fee
                  Russell 2000 Index               Adjustment

                  30% to less than 60%             0.05%
                  60% to less than 90%             0.10%
                  90% or more                      0.15%

The Advisor pays the Sub-Advisor a base fee computed on average daily net assets at an annual rate of 0.40% for both the Strategic Growth Fund and the Small Cap Fund.

Investment Subadvisor. The Advisor has traditionally contracted out subadvisory services for both Funds. From the Strategic Growth
Fund's inception through September 30, 1997, the Fund's subadvisor was Portfolio Advisory Services, Inc. ("PASI").

At a meeting of the Board of Trustees held on September 9, 1997, acting pursuant to the exemptive order obtained from the Securities and Exchange Commission permitting the Fund, subject to Board approval, to enter into and materially amend contracts with the subadvisor without shareholder approval, the Board terminated PASI as the subadvisor to the Strategic Growth Fund effective the same date.
In this connection, the Board determined that shareholders may benefit from the services of a different investment subadvisor whose management style might better achieve the Fund's objective of capital appreciation. After careful consideration by the Advisor of the many candidates, the Advisor recommended, and the Board selected AWAD as subadvisor for the Fund.

AWAD also is the subadvisor for the Small Cap Fund with an identical fee structure.

AWAD is a joint venture between James D. Awad and Raymond James Financial, Inc., a New York Stock Exchange investment firm established in 1992. AWAD is located at 477 Madison Avenue, New York, New York 10022. AWAD had $947 million in assets under management as of September 30, 1997. The firm's portfolio managers adhere to a bottom-up, earnings-driven discipline with emphasis on internal fundamental research.

AWAD is a division of Raymond James & Associates, Inc., a full-service brokerage and New York Stock Exchange member, whose main offices are located at The Raymond James Financial Center, 880 Carillon Parkway, St. Petersburg, Florida 33716. AWAD is a subsidiary of Raymond James Financial, Inc., a diversified financial services holding company whose subsidiaries engage primarily in brokerage, investment banking, asset management, banking and trust services. Raymond James Financial's corporate headquarters are located at The Raymond James Financial Center, 880 Carillon Parkway, St. Petersburg, Florida 33716.

AWAD currently provides investment advisory services to four other mutual funds with similar investment objectives to the Fund, as follows:

Mutual Fund                        Assets Under Management  Management Fees
Calvert New Vision Small Cap Fund     $3.6 milliion         0.40% of net assets
Acacia Capital Corp., Calvert
 Responsibly Invested Strategic
 Growth Portfolio*                    $4.1 million          0.40% of net assets
Heritage Small Cap Stock Fund         $121.6 million        0.50% of net assets
The Timothy Plan                      $18  million          0.45% of net assets

* AWAD assumed management effective October 1, 1997 and shareholder approval of the investment management contract is being solicited via proxy.

James D. Awad is the Chairman and Chief Investment Officer of AWAD. Mr. Awad has been in the investment business since 1965, focusing on research and portfolio management. Prior to forming AWAD, he was President of BMI Capital, a money management firm he founded. In addition, he has managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad has earned an MBA from Harvard Business School and a BS Cum Laude from Washington & Lee University.

Dennison T. Veru is President of AWAD. Mr. Veru joined AWAD in 1992 coming from Smith Barney Harris Upham where he was Senior Vice President of the firm's Whiffletree Capital Management division specializing in small and medium capitalization stocks. From 1988 through 1990, he was a Vice President of Broad Street Investment Management. Prior to that, he was an Assistant Vice President at Drexel Burnham Lambert. Mr. Veru is a graduate of Franklin and Marshall College.

AWAD specializes in small capitalization stocks, focusing on growth at a value price, bottom-up approach to stock selection. The firm's main investment objectives in asset management is to protect the investor's capital, generate capital appreciation substantially in excess of inflation and reduced-risk returns and provide returns in excess of applicable stock and bond indices. All portfolio investments are regularly scrutinized to provide a substantial risk/return benefit and to ensure that portfolios are properly positioned relative to the client's investment objectives.

AWAD's investment strategy is to: (1) "invest in quality" companies with steady earnings and cash flow growth, dominant market position or strong niche franchise and a good (or improving) balance sheet, excess cash flow generation from operations, strong dividend histories (where appropriate), high management stock ownership and ability to grow in a stagnant economic environment and thrive as the economy improves; (2) "buy with discipline" those companies with low absolute and comparative price-to-earnings ratios, low price-to-book value and low price relative to the company's industrial value as the same may be viewed by a strategic acquirer; (3) "sell with discipline" those companies whose price-to-earnings ratio has risen to a premium, corporate fundamentals change or stock prices rise above the target price. Further, AWAD seeks portfolio construction in four conceptual areas: core growth holdings, restructured companies demonstrating renewed growth, emerging companies and strategic acquisition candidates in consolidating industries.

AWAD utilizes the expertise of an investment advisory board which meets regularly to review results and corporate and investment strategy. Members are James D. Awad, Dennison T. Veru, Thomas A. James, Chairman, Raymond James Financial, Inc. and Thomas Barry, President and Chief Executive Officer, Zephyr Management, Inc. and past President, Rockefellar & Co.

Investment Subadvisory Agreement. The Investment Subadvisory
Agreement between the Advisor and AWAD contains substantially the same terms as governed the Advisor's previous arrangement with PASI, except that PASI was paid 0.47% of average daily net assets whereas AWAD is paid 0.40% of the average daily net assets.

 Administrative Services Agreement. Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. The Administrative Services Agreement contains substantially the same terms as governed the previous agreement, except that CASC is paid 0.20% of average daily net assets of the Strategic Growth Fund whereas CASC is paid 0.10% of the average daily net assets of the Small Cap Fund.

                 FUND EXPENSES: CURRENT AND


CURRENT:


             STRATEGIC GROWTH

A.  Shareholder Transaction Costs                 Class A          Class C
Maximum Sales Charge on Purchases (as a           4.75%            None
percentage of offering price)
Contingent Deferred Sales Charge                  None             None

B.    Annual Fund Operating Expenses
     (as a percentage of average net assets)
Management Fees                                   1.70%            1.70%
Rule 12b-1 Service and Distribution Fees          0.25%            1.00%
Other Expenses                                    0.47%            0.41%
Total Fund Operating Expenses <F1>                2.42%            3.11%


                                                  SMALL CAP

A.  Shareholder Transaction Costs                 Class A          Class C
Maximum Sales Charge on Purchases (as a           4.75%            None
percentage of offering price)
Contingent Deferred Sales Charge                  None             None

B.    Annual Fund Operating Expenses
     (as a percentage of average net assets)
Management Fees                                   1.00%            1.00%
Rule 12b-1 Service and Distribution Fees          0.25%            1.00%
Other Expenses                                    0.25%            0.50%<F2>
Total Fund Operating Expenses                     1.50%            2.50%


PRO FORMA:

SMALL CAP
A.  Shareholder Transaction Costs                 Class A          Class C
Maximum Sales Charge on Purchases (as a           4.75%            None
percentage of offering price)
Maximum Deferred Sales Charge                     None             None

B.    Pro Forma Annual Fund Operating Expenses
     (as a percentage of average net assets)
Management Fees                                   1.00%            1.00%
Rule 12b-1 Service and Distribution Fees          0.25%            1.00%
Other Expenses                                    0.48%            0.43%
Total Fund Operating Expenses                     1.73%            2.43%

<F1>  Net Fund Operating Expenses after reduction for fees paid indirectly for Class A and Class C were 2.30% and 3.09%, respectively.
<F2>  Estimated.

C. Example:    You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return; (2) redemption at the end of each period; and (3) for Class A, payment of maximum initial sales charge at time of purchase:


CURRENT                       1 Year      3 Years     5 Years      10 Years
Small Cap
Class A                       $62         $93         N/A          N/A
Class C                       $25         $78         N/A          N/A

Strategic Growth
Class A                       $71         $119        $170         $310
Class C                       $31         $96         $163         $342

PRO FORMA
Small Cap
Class A                       $64       $99       $137        $242
Class C                       $25       $76       $130        $277

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses and return may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Funds may bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

    A. Shareholder Transaction Costs are charges you pay when you buy or sell shares of a Fund.

    B. Annual Fund Operating Expenses are based on the Funds' historical expenses. Management Fees are paid by the Funds to the Advisor for managing the Funds' investments and business affairs. Management fees include the subadvisory fees paid by the Advisor, to the Subadvisor and the administrative service fee paid to Calvert Administrative Services Company. The Management fees for the Strategic Growth Fund are subject to a performance adjustment which could cause the fee to be as high as 1.85% or as low as 1.55%, depending on performance. The Funds incur Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the Funds' share price and are not charged directly to individual shareholder accounts. The Advisor may voluntarily defer fees or assume expenses of the Funds. The respective Investment Advisory Agreements provide that the Advisor may, to the extent permitted by law, later recapture any fees it deferred or expenses it assumed during the two prior years.

The Fund's Rule 12b-1 fees include an asset-based sales charge. Thus, long-term shareholders in the Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. In addition to the compensation itemized above (sales charge and rule 12b-1 service and distribution fees) certain broker/dealers and/or their salespersons may receive certain compensation for the sale and distribution of the securities or for services to the Funds.

Under the terms of their Distribution Plans, the Funds are permitted to pay annually a percentage of their average daily net assets for certain expenses associated with the distribution of their shares. The maximum percentage allowed by contract is 0.25% and 1.00% for Class A and C Shares of both the Small Cap and Strategic Growth Funds. Amounts paid by the Funds to the underwriter/distributor, Calvert Distributors, Inc. ("CDI"), under the Class A Distribution Plan are used to pay to dealers and others, including CDI salespersons who service accounts, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares, and to pay CDI for its marketing and distribution expenses, including, but not limited to, preparation of advertising and sales literature and the printing and mailing of prospectuses to prospective investors. During the fiscal year ended March 31, 1997, Class A Distribution Plan expenses for the Strategic Growth Fund were 0.25% and were waived for the Small Cap Fund. Amounts paid by the Funds under the Class C Distribution Plan are currently used by CDI to pay dealers and other selling firms dealer-paid quarterly compensation at an annual rate of up to 0.75%, plus a service fee of up to 0.25% of the average daily net asset value of each share sold by such others. For the fiscal year ended March 31, 1997, Class C Distribution Plan expenses were 1.00% for the Strategic Growth Fund, and were waived for the Small Cap Fund.

                         FINANCIAL HIGHLIGHTS

The following tables provide information about the financial history of each Fund's Class A and C shares. They express the information in terms of a single share outstanding for the respective Fund throughout each period. The tables have been audited by those independent accountants whose reports are included in the respective Annual Reports to Shareholders of the Funds. The tables should be read in conjunction with the financial statements and their related notes. The current Annual Reports to Shareholders are incorporated by reference into the Statement of Additional Information.




                                Class A Shares                Class C Shares
                                From Inception (1/31/97)      From Inception
                                to March 31, 1997             (1/31/97)
                                                              to March 31, 1997
NEW VISION SMALL CAP FUND
Net asset value, beginning of
period                          $15.00                        15.00
Income from investment
operations
    Net investment income
(loss)                             -                          -
    Net realized and
unrealized gain (loss)          (3.01)                        (3.01)
         Total from
investment operations           (3.01)                        (3.01)
Distributions from
    Net investment income          -                          -
    Net realized gains             -                          -
         Total Distributions       -                          -
Total increase (decrease) in
net asset value                 (3.01)                        (3.01)
Net asset value, ending         $11.99                        $11.99
Total return<F3>                (20.07%)                      (20.07%)
Ratio  to average net assets:
    Net investment Income
(loss)                            -                            -
    Total expenses<F4>            .82%(a)                      .82%(a)
    Net expenses                  -                            -
    Expenses reimbursed         8.96%(a)                      21.08%(a)
Portfolio turnover              97%                           97%
Average commission rate paid
                                $.0500                        $.0500
Net assets, ending (in
thousands)                      $1,215                        200
Number of shares outstanding,
ending (in thousands)
                                101                           17


<F3> Total return is not annualized and does not reflect deduction of Class
A front-end sales charges.
<F4>  This ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
(a) Annualized

          Class A Shares               For the periods ending  March 31,

STRATEGIC GROWTH FUND              1997                 1996         1995<F5>
Net asset value, beginning of
period                            $18.64               $16.96        $15.00
Income from investment
operations
    Net investment income         (.16)                .13          .20
Net realized and unrealized
gain (loss)
    on investments                 (3.53)              1.96         2.21
    Total from investment
operations                        (3.69)               2.09         2.41
Distributions from
    Net investment income           -                  (.20)        (.04)
    Net realized gains            (1.03)               (.21)         (.41)
    Total Distributions           (1.03)               (.41)        (.45)
Total increase (decrease) in
net asset value                   (4.72)               1.68         1.96
Net asset value, ending           $13.92               $18.64     $16.96
Total return<F6>                 (21.17%)             12.56%       16.08%
Ratio  to average net assets:
    Net investment Income (loss)
                                  (.73%)               .90%         1.47%(a)

    Total expenses<F7>            2.32%                2.32%          -

    Net expenses                  2.30%                2.29%        2.55%(a)


Expenses Reimbursed               .10%                   .14%          .31%(a)

Portfolio turnover                151%                 402%           480%

Average commission rate paid      $.0782                -              -

Net assets, ending (in
thousands)                        $94,625              125,606      107,004

Number of shares outstanding,
ending (in thousands)             6,798                6,740        6,310

<F5> From May, 5, 1994, inception.
<F6> Total return is not annualized and does not reflect deduction of Class A front-end sales charges.
<F7> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
(a) annualized

             Class C Shares
For the periods ending March 31,

STRATEGIC GROWTH FUND                     1997           1996          1995<F5>
Net asset value, beginning of period      $18.47         $16.86         $15.00
Income from investment operations
Net investment income                     (.35)          (.02)         .12
Net realized and unrealized gain (loss)
on investments                            (3.41)         1.94          2.18
Total from investment operations          (3.76)         1.92          2.30

Distributions from
Net investment income                       -            (.21)         (.41)
Total Distributions                       (1.03)         (.31)         (.44)
Total increase (decrease) in net asset
value                                     (4.79)         1.61           1.86
Net asset value, ending                   $13.68        $18.47         $16.86
Total return<F6>                          (21.75%)       11.57%        15.32%
Ratio  to average net assets:
Net investment Income (loss)              (2.00%)        .02%          .83%(a)
Total expenses<F7>                         3.11%        3.18%             -
Net expenses                              3.09%          3.16%         3.45%(a)
Expenses Reimbursed                         -              -            .20%(a)
Portfolio turnover                        151%           402%            480%
Average commission rate paid              $.0782         $ -             $ -
Net assets, ending (in thousands)
                                          $16,524        $25,490        $19,778
Number of shares outstanding, ending
(in thousands)                            1,208          1,380         1,173

<F5> From May, 5, 1994, inception.
<F6> Total return is not annualized and does not reflect deduction of Class A front-end sales charges.
<F7> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
(a)  Annualized



Comparative Performance Information. Total return for the Funds' shares for the periods indicated are as follows:

                            Total Returns
                   For Periods Ended March 31, 1997

Small Cap Fund
                           Class A Shares     Class A Shares    Class C Shares
                           without            with
                           Maximum            Maximum
                           Sales Load         Sales Load

From Inception (1/31/97)   -20.07%            -23.87%              -20.07%


Strategic Growth Fund

                          Class A Shares    Class A Shares       Class C Shares
                          without Maximum   with Maximum
                          Sales Load        Sales Load


One Year                -21.17%             -24.92%                 -21.75%
From Inception
(5/5/94)                  1.02%              -0.66%                  0.23%

The total return figures shown above include the effect of the maximum sales charge of 4.75% for Class A Shares, changes in share price, and reinvestment of dividends and distributions. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders.

Purchases. Class A Shares of both Strategic Growth Fund and Small Cap Fund are sold on a continuous basis at net asset value plus the appropriate sales charge which is subject to reduction by right of accumulation, group purchase, and letter of intent. Employee purchases and certain plans qualified under the Internal Revenue Code may purchase shares with no sales charge, and all Fund shareholders may reinvest dividends without paying a sales charge. Class A Shares issued in the reorganization will not be assessed any sales charge. Class C Shares do not have a front-end sales charge.

                  Sales Charge Table - Class A Shares

                 Small Cap and Strategic Growth Funds

                                                              Concession to
                                  As a % of  As a % of Net    Dealers as a % of
Amount of Investment              Offering   Amount Invested  Amount Invested
                                  Price
Less than $50,000                 4.75%       4.99%              4.00%

$50,000 but less than $100,000    3.75%       3.90%              3.00%

$100,000 but less than $250,000   2.75%       2.83%              2.25%

$250,000 but less than $500,000   1.75%       1.78%              1.25%

$500,000 but less than $1,000,000 1.00%       1.01%              0.80%

$1,000,000 and over               0.00%       0.00%              0.25%*


*CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares form the Fund within twelve months of the time of purchase.

The minimum initial investment in each fund is $2,000 and the minimum subsequent investment is $250 (except in the case of certain retirement plans).

Exchange Privileges. Shareholders of both Strategic Growth Fund and Small Cap Fund may exchange fund shares for shares of a variety of other Calvert Group funds. Each such exchange represents a sale of fund shares, which may produce a gain or loss for tax purposes. Shares are exchanged into the same class. There is no additional charge for exchanges. Calvert Group discourages frequent exchanges and may prohibit additional purchases of shares by persons who have previously been advised that their frequent use of the exchange privilege is inconsistent with the orderly management of the investment portfolio. Strategic Growth Fund and Small Cap Fund reserve the right to modify or eliminate this exchange privilege with 60 days' written notice.

Distribution Procedures. Both Strategic Growth Fund and Small Cap Fund distribute dividends monthly and pay out their net realized capital gains (if any) once each year. Shareholders of both Funds may reinvest distributions. Your existing election in Strategic Growth Fund with respect to dividends and/or capital gains will be continued with respect to the shares of Small Cap Fund you acquire in connection with the reorganization unless you notify the Fund of a new election.

Redemption Procedures. At any time and in any amount, shares of Strategic Growth Fund and Small Cap Fund may be redeemed by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. This letter of instruction must be signed by all required authorized signers. Further documentation may be required from corporations, fiduciaries, pension plans and institutional investors.

Shares may also be redeemed by telephone or through brokers. Both Funds impose a charge of $5 for wire transfers of less than $1,000. Strategic Growth Fund and Small Cap Fund may, after 30 days' notice, close accounts if, due to redemptions, the account falls below $1,000 and the balance is not brought up to the required minimum amount.

                   COMPARISON OF INVESTMENT POLICIES

As noted in the "Summary" above, the investment policies of the two funds are different. While both Funds seek capital appreciation, the Small Cap Fund will invest at least 65% of its total assets in equity securities of companies that have small market capitalizations of approximately less than $1 billion at the time of the fund's initial investment.

Strategic Growth Fund may and does use options and futures contracts to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. Small Cap Fund may use options and futures only in extraordinary circumstances.

Strategic Growth Fund may establish short positions in an attempt to protect against market declines, and will choose from among securities that are fully listed on a national securities exchange; whereas Small Cap Fund may not establish such short positions.

Strategic Growth Fund does not presently invest in foreign securities, although it may do so in the future; whereas Small Cap Fund may not invest in foreign securities. Further, Strategic Growth Fund may invest in precious metals in which the Small Cap Fund may not invest.

The investment restrictions of Small Cap Fund and Strategic Growth Fund are identical, except that Small Cap Fund, with respect to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer; whereas this restriction applies to only 50% of Strategic Growth Fund's total assets. Small Cap Fund is not restricted in its investment in the securities of issuers restricted from selling to the public without registration under the Securities Act of 1933, excluding restricted securities eligible for resale pursuant to Rule 144A under that statute; whereas Strategic Growth Fund may invest no more than 5% of its net assets in such securities.

Strategic Growth Fund is a nondiversified fund whereas Small Cap Fund is diversified.

                 INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The proposed Agreement and Plan of Reorganization (the "Agreement" or "Plan") provides that Small Cap Fund will acquire all the assets and liabilities of Strategic Growth Fund in exchange for shares of Small Cap Fund on the Closing Date (as defined in Section 2(b) of the Plan). A copy of the Plan is attached as Exhibit A to this Proxy Statement. The number of full and fractional Small Cap Fund shares to be issued to shareholders of Strategic Growth Fund will equal the value of the shares of Strategic Growth Fund outstanding immediately prior to the reorganization. Portfolio securities of Strategic Growth Fund and Small Cap Fund will be valued in accordance with the valuation practices of Small Cap Fund which are described on page 22 of the Small Cap Fund prospectus and on page 6 of its Statement of Additional Information. At the time of the reorganization, Small Cap Fund will assume and pay all of the Strategic Growth Fund's then current obligations and liabilities. The reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies, sometimes referred to as the "pooling without restatement" method.

As soon as practicable after the Closing Date, Strategic Growth Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the full and fractional shares of Small Cap Fund at an aggregate net asset value equal to the value of the shareholder's investment in Strategic Growth Fund next determined after the effective time of the transaction. This method of valuation is also consistent with interpretations of Rule 22c-1 under the Investment Company Act of 1940 by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of Small Cap Fund in the name of such Strategic Growth Fund shareholders, each representing the respective pro rata number of full and fractional shares of Small Cap Fund due the shareholder.

The consummation of the Plan is subject to the conditions set forth therein. The Plan may be terminated and the reorganization abandoned at any time before or after approval by Strategic Growth Fund shareholders, prior to the Closing Date by mutual consent of Strategic Growth Fund and Small Cap Fund, or by either if any condition set forth in the Plan has not been fulfilled or is waived by the party entitled to its benefits. In accordance with the Plan, Strategic Growth Fund and Small Cap Fund will each be responsible for payment of expenses incurred in connection with the reorganization.

Description of Small Cap Fund Shares. Full and fractional shares of Small Cap Fund will be issued to Strategic Growth Fund shareholders per class in accordance with the procedures under the Plan as described above. Each share will be fully paid and nonassessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. The Plan is a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code. The Plan is conditioned upon the issuance of an opinion by outside counsel to the Fund, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, current administrative rules and court decisions, for federal income tax purposes: (1) No gain or loss will be recognized by Strategic Growth Fund or Small Cap Fund upon the transfer of Strategic Growth Fund assets to, and the assumption of its liabilities by, Small Cap Fund in exchange for Small Cap Fund shares (Section 1032(a)); (2) no gain or loss will be recognized by shareholders of Strategic Growth Fund upon the exchange of Strategic Growth Fund shares for Small Cap Fund shares (Section 361(a)); (3) the basis and holding period immediately after the reorganization for Small Cap Fund shares received by each Strategic Growth Fund shareholder pursuant to the reorganization will be the same as the basis and holding period of Strategic Growth Fund shares held immediately prior to the exchange (Section 354, 356); and
(4) the basis and holding period immediately after the reorganization of Strategic Growth Fund assets acquired by Small Cap Fund will be the same as the basis and holding period of such assets of Strategic Growth Fund immediately prior to the reorganization (Section 362(b), 1223(2)).

Opinions of counsel are not binding on the Internal Revenue Service or the courts. If the reorganization is consummated but does not qualify as a tax-free reorganization under the Internal Revenue Code, the consequences described above would not be applicable. Shareholders of Strategic Growth Fund should consult their tax advisors regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Strategic Growth Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the reorganization.

Effect of the Reorganization on Capital Loss Carryforwards. The following tables provide comparative information regarding realized capital gains and losses and net unrealized appreciation or depreciation of portfolio securities of Small Cap Fund and Strategic Growth Fund as of March 31, 1997, and the capital loss carryforwards of each at the end of its last fiscal year.

Small Cap Fund

Capital Loss Carryforward at 3/31/97        $ 149,194
Realized gains (losses) 1/31/97 - 3/31/97   $(168,665)
Net unrealized appreciation at 3/31/97      $(110,265)

Strategic Growth Fund

Capital Loss Carryforward at 3/31/97        $  1,727,755
Realized gains (losses)3/1/96 - 3/31/97     $(15,768,991)
Net unrealized appreciation at  3/31/97     $ (4,184,766)

If the reorganization does not occur, Strategic Growth Fund's capital loss carryforwards should be available to offset any net realized capital gains of Strategic Growth Fund through 2005. It is anticipated that no distributions of net realized capital gains would be made by Strategic Growth Fund until the capital loss carryforwards expire or are offset by net realized capital gains.

If the reorganization is consummated, Small Cap Fund will be constrained in the extent to which it can use the capital loss carryforwards of Strategic Growth Fund because of limitations imposed by the Internal Revenue Code on the occurrence of an ownership change. Small Cap Fund should be able to use in each year a capital loss carryforward in an amount equal to the value of Strategic Growth Fund on the date of the reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 1997, the amount of capital loss carryforward that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the date of the reorganization.

The Advisor believes that the anticipated benefits outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, and the differing consequences of federal and various other income taxation on a distribution received by each shareholder whose tax liabilities (if any) are determined by the net effect of a multitude of considerations that are individual to the shareholder. Strategic Growth Fund shareholders who need information as to state and local tax consequences, if any, should consult their tax advisors.

Capitalization. The following table shows the capitalization of Strategic Growth Fund and Small Cap Fund as of October 14, 1997 and on a pro forma basis as of that date of the proposed acquisition of assets at net asset value:

                                  Strategic       Small Cap      Pro Forma
                                  Growth                         Combined*
Net Assets
Net Asset Value Per Share,
Class A                            $93,674,705    $3,337,287     $97,011,992
Net Asset Value Per Share,
Class C                            $14,221,828    $  335,217     $14,557,045
Shares Outstanding, Class A        $ 5,371,371    $  214,414     $ 5,585,785
Shares Outstanding, Class C        $   834,207    $   20,731     $   854,938

     *The Pro Forma combined net assets does not reflect adjustments with respect to distributions prior to the reorganization. Total Small Cap Fund Class A shares issued pro forma to Strategic Growth Fund shareholders would be $5,371,371 and $834,207 for Class C. For each Class A share of Strategic Growth Fund shares owned, shareholders of Strategic Growth Fund would receive pro forma approximately one Class A shares of Small Cap Fund. Similarly, for each Class C share of Strategic Growth Fund shares owned, shareholders of Strategic Growth Fund would receive pro forma approximately one Class C shares of Small Cap Fund. The actual exchange ratio will be determined based on the relative net asset value per share on the acquisition date.

             COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both Funds are series of the same open-end management investment company that is organized as a Massachusetts business trust, and as such share a common Declaration of Trust and Bylaws. After the merger, the operations of the surviving fund will continue to be governed by the Declaration of Trust and Bylaws of Calvert as it now exists.

                      INFORMATION ABOUT THE FUNDS

     Information about Small Cap Fund is included in its combined prospectus, dated July 31, 1997, revised October 22, 1997. Information about Strategic Growth Fund is included in a separate prospectus dated July 31, 1997. Copies of the Prospectuses are included with this proxy statement and incorporated by reference into it. Additional information about Small Cap Fund and Strategic Growth Fund is included in separate Statements of Additional Information, dated July 31, 1997, for the Strategic Growth Fund and October 22, 1997 for the Small Cap Fund, which have been filed with the Securities and Exchange Commission and are incorporated by reference in this proxy statement. The audited Annual Reports to Shareholders of each fund are also incorporated by reference into this proxy statement. Copies of the Statements of Additional Information and Annual Reports may be obtained without charge by writing to either Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (800) 368-2748. The Small Cap Fund and Strategic Growth Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, file proxy material, reports and other information with the Securities and Exchange Commission. These reports may be inspected and copied at the Public Reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of the material may also be obtained from the Office of Consumer Affairs and Information Services of the Securities and Exchange Commission at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by Calvert on behalf of the Small Cap Fund and the Strategic Growth Fund, each of which files such information electronically with Securities and Exchange Commission.

                            OTHER BUSINESS

The Trustees of the Strategic Growth Fund do not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                          VOTING INFORMATION

     Proxies from the shareholders of Strategic Growth Fund are being solicited by the Trustees of Calvert for the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on Tuesday, December 9, 1997, or at such later time or date made necessary by adjournment. A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., Secretary, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Plan. Approval of the Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of Strategic Growth Fund entitled to vote at the meeting. Abstentions do not count as votes "FOR" a proposal and are treated as votes "AGAINST." Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Abstentions and broker non-votes will not be counted, however they will be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by proxy soliciting firms retained for this purpose. Strategic Growth Fund will bear solicitation costs.

     Shareholders of Strategic Growth Fund of record at the close of business on October 14, 1997 ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. The holders of a majority of the shares of Strategic Growth Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting; however, as noted above, the affirmative vote of the holders of at least a majority of the shares outstanding at the close of business on the record date is required to approve the reorganization. Shareholders are entitled to one vote for each share held. As of October 14, 1997 as shown on the books of Strategic Growth Fund, there were issued and outstanding 6,205,578 shares of Strategic Growth Fund. The votes of the shareholders of Small Cap Fund are not being solicited since their approval or consent is not necessary for this transaction.

As of October 14, the officers and Trustees of Strategic Growth Fund as a group beneficially owned less than 1% of the outstanding shares of Strategic Growth Fund.

As of October 14, 1997, no shareholders owned of record 5% or more of the Strategic Growth Fund.



                              ADJOURNMENT

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies that have voted against any such proposals.

By Order of the Board of Trustees
William M. Tartikoff, Esq.
Secretary


The Trustees of The Calvert Fund, including the Independent Trustees, recommend a Vote FOR Approval of the Plan.

THE CALVERT FUND:
CALVERT STRATEGIC GROWTH FUND
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

     The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares of Calvert Strategic Growth Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Tuesday, December 9, 1997 at 10:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign
exactly as your
name appears on
this Proxy. When
signing in a
fiduciary capacity,
such as executor,
administrator,
trustee, guardian,
etc., please so
indicate. Corporate
and partnership
proxies should be
signed by an
authorized person
indicating the
person's title.

                              Date: ________________________, 1997

                              __________________________________

                              __________________________________
                              Signature(s) (Title(s), if applicable)
PLEASE SIGN, DATE, AND
RETURN
PROMPTLY IN ENCLOSED
ENVELOPE

--------------------------------------------------------------------------

Please refer to the Proxy Statement discussion on this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:



1. To act upon a proposal to approve an Agreement and Plan of Reorganization authorizing the exchange of shares of the Calvert Strategic Growth Fund for shares of the Calvert New Vision Small Cap Fund.

     [  ] For              [  ] Against              [  ] Abstain

                           The Calvert Fund

                  STATEMENT OF ADDITIONAL INFORMATION

                             October 22, 1997

                     Acquisition of the Assets of

                     Calvert Strategic Growth Fund
                    (a series of The Calvert Fund)
                  4550 Montgomery Avenue, Suite 1000N
                       Bethesda, Maryland 20814

                   By and In Exchange for Shares of

                   Calvert New Vision Small Cap Fund
                    (a series of The Calvert Fund)
                  4550 Montgomery Avenue, Suite 1000N
                       Bethesda, Maryland 20814

         This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of Calvert Strategic Growth Fund ("Strategic Growth") in exchange for shares of Calvert New Vision Small Cap Fund ("Small Cap"), consists of this cover page, the Pro Forma Financial Information, and the Statement of Additional Information of The Calvert Fund, dated July 31, 1997, attached hereto and incorporated by reference.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated October 22, 1997, relating to the above-referenced matter may be obtained from Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. This
Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

         The date of this Statement of Additional Information is July
31, 1997.

                            The Calvert Fund:
                      Calvert Strategic Growth Fund

                   Statement of Additional Information
                              July 31, 1997



INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
217 E. Redwood Street
Baltimore, Maryland 21202-3316

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TABLE OF CONTENTS

Investment Objective and Policies                     1
Investment Restrictions                               6
Dividends, Distributions and Taxes                    7
Net Asset Value                                       8
Calculation of Total Return                           9
Purchase and Redemption of Shares                    10
Reduced Sales Charges (Class A)                      11
Advertising                                          11
Trustees and Officers                                11
Investment Advisor and Subadvisor                    15
Method of Distribution                               16
Transfer and Shareholder Servicing Agent             17
Fund Transactions                                    17
Independent Accountant and Custodians                17
General Information                                  17
Financial Statements                                 18
Appendix                                             18

STATEMENT OF ADDITIONAL INFORMATION-July 31, 1997

                             THE CALVERT FUND
                      CALVERT STRATEGIC GROWTH FUND
                         4550 Montgomery Avenue,
                         Bethesda, Maryland 20814

New Account                            (800) 368-2748
Information:                           (301) 951-4820

Shareholder Services:                  (800) 368-2745

Broker                                 (800) 368-2746
Services:                              (301) 951-4850

TDD for the Hearing-Impaired:          (800) 541-1524

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus dated July 31, 1997, which may be obtained free of charge by writing the Fund at the above address or calling the Fund.

                           INVESTMENT OBJECTIVE

         Calvert Strategic Growth Fund (the "Fund") is a nondiversified series of The Calvert Fund, an open-end management investment company. The Fund seeks maximum long-term growth primarily through investment in equity securities, consistent with the Fund's Investment Principles as developed by the Fund's investment subadvisor. Under normal market conditions, the Fund strives to be fully invested. In a declining market, the Fund may raise cash, establish short positions, or employ other defensive strategies in an attempt to protect against the decline of its investments. To the extent possible, investments are made in enterprises that make a significant contribution to our society through their products and services and through the way they do business.

SPECIAL RISKS OF THE FUND'S INVESTMENT STRATEGIES

         The Fund may purchase put and call options, and write (sell) covered put and call options, on equity and debt securities, foreign currencies and stock or debt indices. The Fund may purchase or write both exchange-traded and OTC options. These strategies may also be used with respect to futures.
         An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying interest at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A futures contract is an agreement to take delivery or to make delivery of a standardized quantity and quality of a certain commodity during a particular month in the future at a specified price. Successful use of the Fund's investment strategies with respect to futures, options and short sales depends on the ability to predict movements of the overall securities, currency and interest rate markets, which is a different skill than that required to select equity and debt investments. There can be no assurance that a chosen strategy will succeed.
         There may not be an expected correlation between price movements of a hedging instrument and price movements of the investment being hedged, so that the Fund may lose money notwithstanding employment of the hedging strategy.
         While the Fund's investment strategies can reduce risk of loss by offsetting the negative effect of unfavorable price movements, they can also reduce the opportunity for gain by offsetting the positive effect of a favorable price movement. If the variance is great enough, a decline in the price of an instrument may result in a loss to the Fund.
         The Fund may be required to cover its assets in a segregated account. If an investment cannot be liquidated at the time the Subadvisor believes it is best for the Fund, the Fund might be required to keep assets on reserve that it otherwise would not have had to maintain. Similarly, it might have to sell a security at an inopportune time in order to maintain the reserves.

FUTURES AND OPTIONS

         The Fund is authorized to invest in certain types of futures, options, warrants and stock rights for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. Although a hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of the transaction will reduce the potential return on the security or the portfolio. The Fund may only write call options on securities that it owns (i.e., that are "covered"). No more than 50% of the Fund's total assets shall be subject to outstanding options contracts. Management presently intends to cease writing options in the event that 25% of total assets are subject to outstanding options contracts. As an operating policy, the Fund may purchase a call or put option on securities (including a straddle or spread) only if the value of that option premium, when aggregated with the premiums of all other options on securities held by the Fund, does not exceed 5% of the Fund's assets. Following is a summary of the futures, options, warrants and stock rights in which the Fund may invest:
         In exchange for a premium, a call option on a security, security index or a foreign currency, gives the holder (buyer) of the option the right (but not the obligation) to purchase the underlying security, security index or foreign currency at a specified price (the exercise price) at any time until a certain date (the expiration date). The writer (seller) of a call option has the corresponding obligation to deliver the underlying security or foreign currency in the event the option is exercised by the holder of the option. A call option on a securities index is similar to a call option on an individual security or foreign currency, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are to be made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which the writer purchases an option of the same series as the option previously written.
         The Fund may purchase put options on a security, security index or foreign currency. A put option gives the holder (buyer) of the option the right (but not the obligation) to sell a security at the exercise price at any time until the expiration date. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security or foreign currency, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. Purchasing a call or put option involves the risk that the Fund may lose the premium it paid plus transactions costs.
         With respect to securities and foreign currencies, the Fund may write (sell) call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Options on foreign currencies will be covered by securities denominated in that currency. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be covered by maintaining sufficient collateral to cover the option.
         The Fund may write (sell) call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value. During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. The writer retains the risk of loss should the price of the underlying security or foreign currency decline.
         The Fund may also write a call or put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.
         The Fund may invest in financial futures contracts including interest rate futures contracts, foreign currency futures contracts, and securities index futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options on financial futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. (See "Foreign Currency Transactions.") A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
         The Fund may close out its position in a futures contract or an option on a futures contract only by entering into an offsetting transaction on the exchange on which the position was established and only if there is a liquid secondary market for the futures contract. If it is not possible to close a futures position entered into by the Fund, it could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. The inability to close futures or options positions could have an adverse effect on the Fund. There is also risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract. The correlation is imperfect between movements in the prices of futures or option contracts, and the movements of prices of the securities which are subject to the hedge. If the Fund used a futures or options contract to hedge against a decline in the market, and the market later advances (or vice-versa), the Fund may suffer a greater loss than if it had not hedged.
         Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Advisor or Subadvisor could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Fund's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the fund will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Fund while the purchase or sale of the contract would not have resulted in a loss.
         The Fund will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company.
         Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer, and they generally have longer expiration dates than call options. The fund may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets may be invested in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

NONINVESTMENT GRADE (HIGH YIELD/HIGH RISK - OR JUNK BOND) DEBT SECURITIES

         The Fund may invest up to 35% of its assets in lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody s), or in unrated securities determined by the Advisor to be comparable. These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as are rated securities, which may make them less marketable.
         The Fund will not purchase any securities rated lower than C. The quality limitation set forth in the investment policy is determined immediately after the Fund's acquisition of a security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy.
         When purchasing high-yielding securities, rated or unrated, the Subadvisor prepares its own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

FOREIGN SECURITIES
         The Fund does not presently invest in foreign securities, nor does the Subadvisor intend to become involved in foreign markets in the near future. However, the Fund may make such investments in the future. In the event the Fund undertakes investment in foreign securities in the future, additional costs may be incurred, since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into U.S. dollars. Foreign companies and foreign investment practices are not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to United States companies. There may be less public information available about foreign companies.
         United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged United States investors from making certain investments abroad. While such taxes or restrictions are not presently in effect, they may be reinstituted from time to time as a means of fostering a favorable United States balance of payments. In addition, foreign countries may impose withholding and taxes on dividends and interest.

FOREIGN CURRENCY TRANSACTIONS
         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
         The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Subadvisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the Fund's best interests.
         Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.
         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
         Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.
         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

INVESTMENTS IN PRECIOUS METALS

         The price of gold and other precious metal mining securities can face substantial short-term volatility caused by international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, or trade restrictions between countries. Since much of the world's gold reserves are located in just a few countries, such as South Africa, the United States, the Commonwealth of Independent States (formerly the Soviet Union), Australia, Canada and China, the social and economic conditions in those countries can affect the price of gold and gold-related companies located elsewhere. The price of gold bullion or coins is more affected by broad economic and political conditions. Markets in commodities, such as gold, can be volatile and there may be sharp fluctuations in prices. Such investments, however, may be beneficial to the investment performance of the Fund as a hedge against inflation as well as an investment with possible growth potential.

                         INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

         1. With respect to 50% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer. (The remaining 50% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable).
         2. Concentrate 25% or more of the value of its assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby.
         3. Make loans of more than one-third of the assets of the Fund, or as permitted by law. The purchase by the Fund of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         4. Underwrite the securities of other issuers, except as permitted by the Board of Trustees within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.
         5. Purchase from or sell to any of the Fund's officers or trustees, or companies of which any of them are directors, officers or employees, any securities (other than shares of beneficial interest of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.
         6. Except as required in connection with permissible options, futures and commodity activities of the Fund, invest in commodities, commodity futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or enter into futures contracts and options on futures contracts, foreign currency futures, interest rate futures and options thereon.

Nonfundamental Investment Restrictions

         The Fund has adopted the following operating (i.e., non-fundamental) investment policies and restrictions which may be changed by the Board of Trustees without shareholder approval. The Fund may not:

         7. Purchase the securities of any issuer with less than three years continuous operation if, as a result, more than 5% of the value of its total assets would be invested in securities of such issuers.
         8. Invest, in the aggregate, more than 15% of its net assets in illiquid securities. Purchases of securities outside the U.S. that are not registered with the SEC or marketable in the U.S. are not per se illiquid.
         9. Invest, in the aggregate, more than 5% of its net assets in the securities of issuers restricted from selling to the public without registration under the Securities Act of 1933, excluding restricted securities eligible for resale pursuant to Rule 144A under that statute.
         10. Purchase or retain securities of any issuer if the officers, Trustees of the Fund or its Advisors, owning beneficially more than 1/2 of 1% of the securities of such issuer, together own beneficially more than 5% of such issuer's securities.
         11. Invest in warrants if more than 5% of the value of the Fund's net assets would be invested in such securities.
         12. Invest in interests in oil, gas, or other mineral exploration or development programs or leases although it may invest in securities of issuers which invest in or sponsor such programs.
         13. Borrow money in an amount exceeding one-third of the Fund's total assets, or as permitted by law. In order to secure any permitted borrowings under this section, the Fund may pledge, mortgage or hypothecate its assets.
         14. Invest for the purpose of exercising control or management of another issuer.
         15. Invest in the shares of other investment companies, except as permitted by the 1940 Act or pursuant to Calvert's nonqualified deferred compensation plan adopted by the Board of Trustees.
         16. Purchase more than 10% of the outstanding voting securities of any issuer.

         For purposes of the Fund's concentration policy contained in restriction (2), above, the Fund classifies the respective industries based upon William O Neil's Investor's Business Daily industry classification.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

                   DIVIDENDS, DISTRIBUTIONS, AND TAXES

         The Fund declares and pays dividends from net investment income on an annual basis. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Dividends and distributions paid may differ among the classes.
         Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.
         Investors should note that the Internal Revenue Code ("Code") may require investors to exclude the initial sales charge, if any, paid on the purchase of Fund shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Fund causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original shares as incurred to acquire the new shares.
         The Fund is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Fund if; (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided, or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         The Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction:
(a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.
         Certain shareholders are exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under Sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.


Nondiversified Status
         The Fund is a "nondiversified" investment company under the Investment Act of 1940 (the "Act"), which means the Fund is not limited by the Act in the proportion of its assets that may be invested in the securities of a single issuer. A nondiversified fund may invest in a smaller number of issuers than a diversified fund. Thus, an investment in the Fund may, under certain circumstances, present greater risk of loss to an investor than an investment in a diversified fund. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify for this Subchapter M tax treatment, the Fund will limit its investments to satisfy the Code diversification requirements so that, at the close of each quarter of the taxable year, (i) not more than 25% of the fund's assets will be invested in the securities of a single issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, and (ii) with respect to 50% of its assets, not more than 5% of its assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities issuer. Investments in United States Government securities are not subject to these limitations; while securities issued or guaranteed by foreign governments are subject to the above tests in the same manner as the securities of non-governmental issuers. The Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.


                             NET ASSET VALUE

         The public offering price of the shares of the Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value fluctuates based on the respective market value of the Fund's investments. The net asset value per share for each class is determined every business day at the close of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for that class.
         The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium, unless the Board of Trustees determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Trustees. Securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values on their respective exchanges where primarily traded. Equity options are valued at the last sale price and if not available then the previous days sales price is used; if the bid price is higher or the asked price is lower than the previous last sales price, the higher bid or lower asked prices may be used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter fixed income options are valued based upon current prices provided by market makers. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of U.S. portfolio securities. For purposes of determining the net asset value, all assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars at last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined which was likely to materially change the net asset value, then the instrument would be valued using fair value consideration by the Trustees or their delegates.

Net Asset Value and Offering Price Per Share
         Class A net asset value per share
         ($94,624,910/6,798,190 shares          $13.92
         Maximum sales charge
         (4.75% of Class A offering price)        0.69
         Offering price per Class A share       $14.61

         Class C net asset value and offering price per share
         ($16,523,655/1,207,832 shares)         $13.68

                       CALCULATION OF TOTAL RETURN

         The Fund may advertise "total return." Total return is calculated separately for each class. Total return is computed per class by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period. Total return is computed according to the following formula:

                             P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period. Total return is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the maximum class A front-end sales charge, except quotations of "return without maximum load," which do not deduct sales charge. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for actual return, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Returns for the Fund's Class A and C shares for periods ended March 31, 1996 are as follows:

                          Class A Shares   Class A Shares     Class C
Shares
                          Return Without   Average Annual     Return
Without
                          Maximum          Return             Maximum
                          Sales Load       With Maximum       Sales Load
                                           Sales Load

One Year                  -21.17%          -24.92%            -21.75%

Since Inception
(May 5, 1994)             1.02%            -.66%              .23%

                    PURCHASE AND REDEMPTION OF SHARES

         Investments in the Fund made by mail, bank wire or electronic funds transfer, or through the Fund's branch office or brokers participating in the distribution of Fund shares, are credited to a shareholder's account at the public offering price which is the net asset value next determined after receipt by the Fund, plus the sales charge, if applicable, as set forth in the Fund's Prospectus.
         All purchases of Fund shares will be confirmed and credited to shareholder accounts in full and fractional shares (rounded to the nearest 1/1000th of a share). Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares. A service fee of $10.00, plus any costs incurred by the Fund, will be charged investors whose purchase checks are returned for insufficient funds.
         Telephone redemption requests are processed upon the date of receipt, if received prior to 4:00 p.m. Redemption proceeds are normally transmitted or mailed the next business day, although payment by check of redemption proceeds may take up to five business days; however, telephone redemption requests which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days may not be honored. The Fund reserves the right to modify the telephone redemption privilege.
         Amounts redeemed by telephone may be mailed by check to the investor to the address of record without charge. Amounts of more than $50 and less than $300,000 may be transferred electronically at no charge to the investor. Amounts of $1,000 or more will be transmitted by wire without charge by the Fund to the investor's account at a domestic bank or savings association that is a member of the Federal Reserve System or to a correspondent bank. A charge of $5 is imposed on wire transfers of less than $1,000. If the institution is not a Federal Reserve System member, failure of immediate notification to that institution by the correspondent bank could result in a delay in crediting the funds to the investor's account at the institution.
         To change redemption instructions already given, shareholders must send a notice to Calvert Group, with a voided copy of a check for the bank wiring instructions to be added, to c/o NFDS, P.O. Box 419544, Kansas City, MO 64141-6544. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, trust company, savings association or member firm of any national securities exchange. Other documentation may be required from corporations, fiduciaries and institutional investors.
         The Fund's redemption check normally will be mailed to the investor on the next business day following the date of receipt by the Fund of a written redemption request. If the investor so instructs in such written redemption request, the check will be mailed or the redemption proceeds wired or transferred electronically to a preauthorized account at the investor's bank or savings association.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the Commission, or if the Commission has ordered a suspension of trading for the protection of shareholders. Redemption proceeds are normally mailed, wired or transferred electronically the next business day but in no event later than seven days after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above.
         Redemption proceeds are normally paid in cash. However, the Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less.

                     REDUCED SALES CHARGES (CLASS A)

         The Fund imposes reduced sales charges for Class A shares in certain situations in which the Principal Underwriter and the dealers selling Fund shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus the Fund imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Fund shareholders, enabling the Fund to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Fund shares to their members. Please see Exhibit A - Reduced Sales Charges in the Prospectus. For shareholders who intend to invest at least $50,000, a Letter of Intent is included in the Appendix to this Statement of Additional Information.

                               ADVERTISING

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples of securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron s, Nelson's and The Wall Street Journal. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information, and may provide biographical information on, or quote, portfolio managers or Fund officers. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.

                          TRUSTEES AND OFFICERS

Trustee, RICHARD L. BAIRD, JR., 211 Overlook Drive, Pittsburgh, Pennsylvania 15216, 05/09/48. Mr. Baird is Director of Finance for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation, Calvert New World Fund, Inc. and Calvert World Values Fund, Inc.
Trustee, FRANK H. BLATZ, JR., Esq., 308 East Broad Street, P.O. Box 2007, Westfield, New Jersey 07091, 10/29/35. Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A Trustee, FREDERICK T. BORTS, M.D., 2040 Nuuanu Avenue #1805, Honolulu, Hawaii, 96817, 07/23/49. Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania.
*Trustee, CHARLES E. DIEHL, 1658 Quail Hollow Court, McLean, Virginia 22101, 10/13/22. Mr. Diehl is Vice President and Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company.
Trustee, DOUGLAS E. FELDMAN, M.D., 7536 Pepperell Drive, Bethesda, Maryland 20817, 05/23/48. Dr. Feldman practices head and neck reconstructive surgery in the Washington, D.C. metropolitan area. Trustee, PETER W. GAVIAN, CFA, 3005 Franklin Road, North Arlington, Virginia 22201, 12/08/32. Mr. Gavian was a principal of Gavian De Vaux Associates, an investment banking firm. He continues to be President of Corporate Finance of Washington, Inc.
Trustee, JOHN G. GUFFEY, JR., 7205 Pomander Lane, Chevy Chase, Maryland 20815, 05/15/48. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a Director of the Community Bankers Mutual Fund of Denver, Colorado, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation and Calvert New World Fund, Inc. *President and Trustee, BARBARA J. KRUMSIEK, Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. She is director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds.
Trustee, M. CHARITO KRUVANT, 5301 Wisconsin Avenue, N.W. Washington, D.C. 20015, 12/08/45. Ms. Kruvant is President of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.
Trustee, ARTHUR J. PUGH, 4823 Prestwick Drive, Fairfax, Virginia 22030, 09/24/37. Mr. Pugh serves as a Director of Acacia Federal Savings Bank.
* Senior Vice President and Trustee, DAVID R. ROCHAT, Box 93, Chelsea, Vermont 05038, 10/07/37. Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc.
*Trustee, D. WAYNE SILBY, Esq., 1715 18th Street, N.W. Washington, D.C. 20009, 07/20/48. Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation and Calvert New World Fund, Inc. Mr. Silby is an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company.
Senior Vice President, RENO J. MARTINI, 01/13/50. Mr. Martini is a director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C., and a director and officer of Calvert New World Fund, Inc.
Treasurer, RONALD M. WOLFSHEIMER, CPA, 07/24/52. Mr. Wolfsheimer is Senior Vice President and Controller of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc.
Vice President and Secretary, WILLIAM M. TARTIKOFF, Esq., 08/12/47. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company.
Vice President, EVELYNE S. STEWARD, 11/14/52. Ms. Steward is a director and Senior Vice President of Calvert Group, Ltd., and a director of Calvert-Sloan Advisers, L.L.C. She is the sister of Philip J. Schewetti, the portfolio manager of the CSIF Equity Portfolio.
Vice President, DANIEL K. HAYES, 09/09/50. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc.
Assistant Secretary, SUSAN WALKER BENDER, Esq., 01/29/59. Ms. Bender is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. Assistant Secretary, KATHERINE STONER, Esq., 10/21/56. Ms. Stoner is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. Assistant Secretary and Compliance Officer, LISA CROSSLEY, Esq., 12/31/61. Ms. Crossley is Associate General Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.
Assistant Secretary, IVY WAFFORD DUKE, Esq., 09/07/68. Ms. Duke is Assistant Counsel of Calvert Group and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.

*"Interested persons" of the Fund under the Investment Company Act of 1940.

         Each of the above directors/trustees and officers is a director/trustee or officer of each of the investment companies in the Calvert Group of Funds with the exception of Calvert Social Investment Fund, of which only Messrs. Baird, Guffey, Silby and Ms. Krumsiek are among the trustees, Acacia Capital Corporation, of which only Messrs. Blatz, Diehl, Pugh and Ms. Krumsiek are among the directors, Calvert World Values Fund, Inc., of which only Messrs. Guffey, Silby and Ms. Krumsiek are among the directors, and Calvert New World Fund, Inc., of which only Mr. Martini and Ms. Krumsiek is among the directors. The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees and officers of the Fund as a group own less than 1% of the Fund's outstanding shares.
         The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh, and Ms. Kruvant. The Board's Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat, Silby and Ms. Krumsiek.
         Messrs. Baird, Guffey and Silby serve on the High Social Impact Investments Committee which assists the Fund in identifying, evaluating and selecting investments in securities that offer a rate of return below the then-prevailing market rate and that present attractive opportunities for furthering the Fund's social criteria.
         For fiscal year 1996 and 1997, trustees of the Fund not affiliated with the Fund's Advisor were paid $13,288 and $18,144. Trustees of the Fund not affiliated with the Advisor presently receive an annual fee of $20,500 for service as a member of the Board of Trustees of the Calvert Group of Funds, and a fee of $750 to $1,500 for each regular Board or Committee meeting attended; such fees are allocated among the respective Funds on the basis of net assets.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as Pension or Retirement Benefits Accrued as part of Fund Expenses, below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees


                        Trustee Compensation Table



Name of Director        Aggregate           Pension or         Total
                        Compensation        Retirement         Compensation
                        from Registrant     Benefits           from
                        for service         Accrued as         Registrant and
                        as Director         part of            Fund Complex
                                            Registrant         paid to
                                            Expenses<F1>       Directors<F2>

Richard L. Baird, Jr.    $400               $0                 $8,725
Frank H. Blatz, Jr.      $372               $8,875             $8,875
Frederick T. Borts       $372               $0                 $8,125
Charles E. Diehl         $372               $8,875             $8,875
Douglas E. Feldman       $372               $0                 $8,125
Peter W. Gavian          $372               $2,438             $8,125
John G. Guffey, Jr.      $372               $0                 $12,654
M. Charito Kruvant       $372               $0                 $8,125
Arthur J. Pugh           $372               $0                 $8,125
D. Wayne Silby           $372               $0                 $14,832
Barbara Krumsiek         $0                 $0                 $0

     <F1> Messrs.  Blatz, Diehl, Gavian, and Pugh have chosen to defer a portion of their compensation. As of March 31, 1997, total deferred compensation, including dividends and capital appreciation, was $428,690, $428,442, $96,333, and $$156,717, for each trustee, respectively.
 <F2> As of March 31, 1997, the Fund Complex consists of nine (9) registered investment companies.


                    INVESTMENT ADVISOR AND SUBADVISOR

         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814,
a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia
Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual"). The Advisor serves as investment advisor to seven other registered investment companies in the Calvert Group of Funds: First Variable Rate Fund for Government Income; Calvert Tax-Free Reserves; Calvert Cash Reserves; Calvert Social Investment Fund; Calvert Municipal Fund, Inc.; Calvert World Values Fund, Inc.; and Acacia Capital Corporation, a registered investment company whose shares are sold to insurance companies to fund the benefits under certain variable annuity and variable life insurance policies; and as sub-advisor to another registered investment company in the Calvert Group of Funds: Calvert New World Fund, Inc.
         The Advisory Contract between the Fund and the Advisor was entered into as of May 1, 1994, and will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the trustees of the Fund who are not parties to the Contract or interested persons of parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party upon 60 days prior written notice; it automatically terminates in the event of its assignment. The Fund's Subadvisor is Portfolio Advisory Services, Inc. ("Subadvisor or PASI"). Pursuant to an Investment Subadvisory Agreement with the Advisor, the Subadvisor determines investment selections for the Fund. PASI has been recognized by the Nelson's Directory of Investment Managers for its private managed accounts.
         The Advisor provides the Fund with investment supervision and management, administrative services, office space, furnishes executive and other personnel to the Fund, and may pay Fund advertising and promotional expenses. The Advisor reserves the right to compensate broker-dealers in consideration of their promotional or administrative services. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; federal and state securities registration fees; salaries, fees and expenses of Trustees, executive officers and employees of the Fund, who
are not   affiliated persons  of the Advisor or the Subadvisor within the meaning of the Investment Company Act of 1940; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. The Advisor has agreed to reimburse the Fund for all expenses (excluding brokerage, taxes, interest, and all or a portion of distribution and certain other expenses, to the extent allowed by state or federal law or regulation) exceeding the most restrictive expense limitation in those states where the Fund's shares are qualified for sale.
         Under the contract, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Trustees. For its services, the
Advisor receives a base annual fee of 1.50% of the Fund's average daily net assets, plus or minus a performance adjustment as described in the prospectus.
         For fiscal years 1997, 1996, and 1995, the Fund paid advisory fees of $2,368,558, $2,282,948 and $791,257 and was reimbursed $133,668,
$178,157 and $157,095 from the Advisor, respectively. The Advisor may voluntarily defer its fees or assume expenses of the Fund. For fees waived or expenses assumed between January 1, 1995 through December 31, 1996, the Advisor may recapture from (charge to) the Fund for any such expenses provided that such recapture shall be made to the Advisor only from the two-year period from January 1, 1997 through December 31, 1998, and the original expense ratio at the time the fees were waived or expenses assumed is not exceeded. Each year's current advisory fees (incurred in that year) will be paid in full before any recapture for a prior year is applied. Recapture then will be applied beginning with the most recent year first. No fees were recaptured for fiscal year 1997 and 1996.
         Calvert  Administrative  Services Company ("CASC"),  an affiliate of the
Advisor,  has been retained by the Fund to provide certain  administrative
services   necessary  to  the  conduct  of  its  affairs,   including  the
preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the
maintenance  of  its  portfolio  and  general  accounting   records.   For
providing such services, CASC receives an annual fee from the Fund of 0.20% of the Fund's average daily net assets.


                          METHOD OF DISTRIBUTION

         The Fund has entered into an agreement with Calvert
Distributors, Inc. ("CDI") whereby CDI, acting as principal underwriter for the Fund, makes a continuous offering of the Fund's securities on a best efforts basis. Under the terms of the agreement, CDI is entitled to receive reimbursement of distribution expenses pursuant to the Distribution Plan (see below). For Class A Shares, CDI also receives the portion of the sales charge in excess of the dealer reallowance.
         Pursuant to Rule 12b-1 under the Investment Company Act of
1940, the Fund has adopted Distribution Plans (the  Plans") which permits the Fund to pay certain expenses associated with the distribution of its shares. Such expenses may not exceed, on an annual basis, 0.35% of the Fund's Class A average daily net assets. For fiscal years 1997, 1996 and 1995, Class A Distribution Plan expenses totaled $330,161, $317,541 and $112,467, respectively. Of the Class A
Distribution Plan expenses paid in fiscal year 1997, 1996 and 1995, $285,996, $270,850 and $66,370 was used for broker/dealer compensation and the remainder was used for the printing and mailing of prospectuses and sales materials to investors (other than current shareholders). CDI received net sales charges of $194,570, $247,094 and $419,511, respectively. Expenses under the Fund's Class C Plan may not exceed, on an annual basis, 1.00% of the Fund's Class C average daily net assets.
For fiscal years 1997, 1996, and 1995, Class C Distribution Plan expenses totaled $255,511, $247,589, $73,949, respectively. Of the Class
C Distribution Plan expenses paid in fiscal year 1997, $243,491 was used for broker/dealer compensation.
         The Fund's Distribution Plans were approved by the Board of Trustees, including the Trustees who are not interested persons of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.
         The Plans may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the Fund. Any change in the Plans that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees.
         Apart from the Plans, the Advisor and CDI, at their own
expense, may incur costs and pay expenses associated with the distribution of shares of the Fund.
         Certain   broker-dealers,   and/or  other   persons  may  receive
compensation   from  the  investment   advisor,   underwriter,   or  their
affiliates  for  the  sale  and  distribution  of  the  securities  or for
services  to  the  Fund.   Such   compensation   may  include   additional
compensation  based on assets held through that firm beyond the  regularly
scheduled    rates,   and   finder's   fee   payments   to   firms   whose
representatives are responsible for soliciting a new account where the accountholder does not choose to purchase through that firm.

                 TRANSFER AND SHAREHOLDER SERVICING AGENT

         Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as transfer agent, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; daily updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing semi-annual statements to shareholders regarding their accounts. For these services, Calvert Shareholder Services, Inc., receives a fee based on the number of shareholder accounts and the number of shareholder transactions.
         For fiscal years 1997, 1996 and 1995, the Fund paid Calvert Shareholder Services, Inc. fees of $369,737, $363,268 and $165,615, respectively.

                            FUND TRANSACTIONS

         Fund transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor and Subadvisor under the direction and supervision of the Fund's Board of Trustees.
         Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Fund may pay brokerage commissions to broker-dealers who provide the Fund with statistical, research, or other information and services. Although any statistical research or other information and services provided by such broker-dealers may be useful to the Advisor and the Subadvisor, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's or Subadvisor's normal research activities or expenses.
         The Advisor and Subadvisor may also execute portfolio transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker- dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.
         For fiscal years 1997, 1996 and 1995, the portfolio turnover rate of the Fund was 151%, 402% and 480%, respectively. The decrease is attributable to the Subadvisor's view of a more stable market environment which allowed for longer holding periods.

                  INDEPENDENT ACCOUNTANT AND CUSTODIANS

         Coopers and Lybrand, L.L.P. has been selected by the Board of Trustees to serve as independent accountant for fiscal year 1998. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodian has no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund's Portfolios.

                           GENERAL INFORMATION

         The Fund was organized as a Massachusetts business trust on March 15, 1982. The series of the Fund include Calvert Income Fund, Calvert Strategic Growth Fund, and Calvert New Vision Small Cap Fund.
         Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers two separate classes of shares: Class A and Class C. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         The Fund will send its shareholders confirmations of purchase and redemption transactions, as well as periodic transaction statements and unaudited semi-annual and audited annual financial statements of the Fund's investment securities, assets and liabilities, income and expenses, and changes in net assets.
         The Prospectus and this Statement of Additional Information do not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                           FINANCIAL STATEMENTS

         The audited financial statements in the Fund's 1997 Annual Report to Shareholders is expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling the Fund.

                                 APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Corporate Bonds:
         Description of Moody's Investors Service Inc. s/Standard & Poor's municipal bond ratings: Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
          C/C: This rating is only for no-interest income bonds.
          D: Debt in default; payment of interest and/or principal is in arrears.

Commercial Paper:
          MOODY's INVESTORS SERVICE, INC.:
         The Prime rating is the highest commercial paper rating assigned by Moody s. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.

         STANDARD & POOR's CORPORATION:
         Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.

                             LETTER OF INTENT

                                                  Date_________________

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

          I intend to invest in the shares of:
          _______________Fund or Portfolio name*

         during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:
          __ $50,000(not available for mid-load funds) __ $100,000
__ $250,000  __ $500,000 __ $1,000,000 __ $2,500,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.
         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escorted shares will be credited to my account.
         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.
         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.


Dealer


Name of Investor(s)


By
Authorized Signer


Address



Date


Signature of Investor(s)


Date


Signature of Investor(s)

 * Fund in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be, here indicated.

Notes to Proforma Financial Statements
Calvert New Vision Small Cap Fund
Calvert Strategic Growth Fund
March 31, 1997
(Unaudited)

-
NOTE A - SIGNIFICANT ACCOUNTING POLICIES
-
General: The pro forma schedule of statements of assets and liabilities gives the effect of the proposed combination of the Funds. The combination is accounted for as a tax-free merger of investment companies. The proforma statement of operations presents the operations of the Funds on a combined basis and is presented for information purposes only: however it is not necessarily representative of what the combined result of the Funds would have been had the combination occurred at the beginning of the fiscal year. The combination would be accomplished by an exchange of shares of Calvert Strategic Growth Fund for shares of Calvert New Vision Small Cap Fund at net asset value. Calvert New Vision Small Cap Fund (the "Series") and Calvert Strategic Growth Fund (the "Series") are both series of The Calvert Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended ("Act"), as an open-end management investment company. The Fund accounts separately for the operations of each series. The Series offers Class A and Class C shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) Distribution Plan expenses, (b) class specific expenses, including transfer agency fees, registration fees, reports to shareholders, (c) dividend rates due to (a) and (b) above, (d) exchange privileges and (e) class specific voting rights.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sales price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Security Transactions and Investment Income: Securities transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Expense Offset Arrangement: The Series has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Series' cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Series intends to continue to qualify as a regulated investment company under the Internal Revenue
Code and to distribute substantially all of its earnings.

-
NOTE B - RELATED PARTY TRANSACTIONS
-
The combined Fund's Investment Advisor would be Calvert Asset
Management Company, Inc. For information on management fees and other transactions with affiliates see the Prospectus/Proxy
Statement.

PROFORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
Calvert New Vision Small Cap Fund
Calvert Strategic Growth Fund
March 31, 1997
                                                        Calvert
                                                      New Vision
                                                       Small Cap
                                                         Fund
                                                     --------------
ASSETS
--------------------------------------------------------------------
Investments in securities, at value -                     $549,775
 (Cost $660,040, $94,441,474
   and $95,101,514, respectively).
Repurchase Agreements                                      -
Cash                                                       812,452
Receivable for securities sold                              24,123
Receivable for shares sold                                  19,004
Receivable from Calvert Asset Management Co., Inc.           9,562
Interest and dividends receivable                          -
Deposits with brokers                                      -
Other assets                                                41,288
                                                     --------------
  Total assets                                           1,456,204
                                                     --------------


                                                        Calvert
                                                        Strategic
                                                          Growth
                                                           Fund
                                                     -----------------
ASSETS
-----------------------------------------------------------------------
Investments in securities, at value -                     $90,051,321
 (Cost $660,040, $113,441,474
   and $114,101,514, respectively).
Repurchase Agreements                                      19,000,000
Cash                                                          295,202
Receivable for securities sold                              2,354,435
Receivable for shares sold                                    277,319
Receivable from Calvert Asset Management Co., Inc.          -
Interest and dividends receivable                             149,577
Deposits with brokers                                      11,134,403
Other assets                                                   25,681
                                                     -----------------
  Total assets                                            123,287,938
                                                     -----------------

                                                      Calvert

                                                      Proforma        Proforma
                                                    Adjustments       Combined
                                                   --------------   -----------
ASSETS
-------------------------------------------------------------------------------

Investments in securities, at value -                 -             $90,601,096
 (Cost $660,040, $113,441,474
   and $114,101,514, respectively).
Repurchase Agreements                                 -              19,000,000
Cash                                                  -               1,107,654
Receivable for securities sold                        -               2,378,558
Receivable for shares sold                            -                 296,323
Receivable from Calvert Asset Management Co., Inc.    -                   9,562
Interest and dividends receivable                     -                 149,577
Deposits with brokers                                 -              11,134,403
Other assets                                          -                  66,969
                                               --------------  ----------------
  Total assets                                        -             124,744,142
                                               --------------  ----------------

                                                          Calvert
                                                         New Vision
                                                          Small Cap
                                                            Fund
LIABILITIES
------------------------------------------------------------------------
Payable for securities purchased                            31,811
Payable for shares redeemed                                    -
Securities sold short, at value (proceeds                      -
$3,507,356)
Payable to Calvert Asset Management Co., Inc.                  -
Payable to Calvert Administrative Services Co.                 114
Payable to Calvert Shareholder Services, Inc.                  778
Payable to Calvert Distributors, Inc.                          397
Accrued expenses and other liabilities                       8,119
                                                     --------------
  Total liabilities                                         41,219
                                                     --------------
     Net assets                                         $1,414,985
                                                     ==============

                                                    Calvert
                                                   Strategic
                                                    Growth    Proforma
                                                     Fund     Adjustments
                                                 -----------

LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                    8,062,330         -
Payable for shares redeemed                           479,873         -
Securities sold short, at value (proceeds           3,301,969         -
$3,507,356)
Payable to Calvert Asset Management Co., Inc.         154,580         -
Payable to Calvert Administrative Services Co.         20,107         -
Payable to Calvert Shareholder Services, Inc.          30,080         -
Payable to Calvert Distributors, Inc.                  36,313         -
Accrued expenses and other liabilities                 54,121         -
                                                     ---------  --------------
  Total liabilities                                12,139,373         -
                                                      --------  --------------
     Net assets                                  $111,148,565         -
                                             =================  ==============

                                                            Proforma
                                                            Combined
LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                           8,094,141
Payable for shares redeemed                                  479,873
Securities sold short, at value (proceeds                  3,301,969
$3,507,356)
Payable to Calvert Asset Management Co., Inc.                154,580
Payable to Calvert Administrative Services Co.                20,221
Payable to Calvert Shareholder Services, Inc.                 30,858
Payable to Calvert Distributors, Inc.                         36,710
Accrued expenses and other liabilities                        62,240
                                                     ----------------
  Total liabilities                                       12,180,592
                                                     ----------------
     Net assets                                         $112,563,550
                                                      ================


                                                  Calvert          Calvert
                                                 New Vision        Strategic
                                                  Small Cap        Growth
                                                    Fund           Fund

NET ASSETS
-------------------------------------------------------------------------------
Each class of shares of beneficial interest in each
Portfolio has an unlimited number of no par shares issued.
Paid-in capital:
Class A:
 New Vision Fund, 101,347 shares outstanding and
 Strategic Growth Fund, 6,798,190 shares         $1,458,093        $111,527,830
outstanding
     Class C:
          New Vision Fund, 16,690 shares
outstanding and
          Strategic Growth Fund, 1,207,832 shares   235,822          19,574,492
outstanding
Accumulated realized gains (losses) on investments (168,665)        (15,768,991
Net unrealized appreciation (depreciation) on      (110,265)        (4,184,766)
investments
                                             --------------   -----------------
     Net assets                                  $1,414,985        $111,148,565
                                                ==============   ==============

                                                  Proforma            Proforma
                                                  Adjustments         Combined

Class A:
 New Vision Fund, 101,347 shares outstanding and
 Strategic Growth Fund, 6,798,190 shares                           $112,985,923
outstanding
     Class C:
          New Vision Fund, 16,690 shares
outstanding and
          Strategic Growth Fund, 1,207,832 share                     19,810,314
outstanding
Accumulated realized gains (losses) on investment        -         (15,937,656)
Net unrealized appreciation (depreciation) on            -          (4,295,031)
investments
                                                --------------  ---------------
     Net assets                                                    $112,563,550
                                                 ==============  ==============



NET ASSETS - CLASS A                             $1,214,896         $94,624,910
                                             ==============   =================
SHARES OUTSTANDING - CLASS A                        101,347           6,798,190
                                             ==============   =================
NET ASSET VALUE - CLASS A                            $11.99              $13.92
                                             ==============   =================
MAXIMUM SALES CHARGE - CLASS A                         0.60                0.69
                                             ==============   =================
OFFERING PRICE - CLASS A                             $12.59              $14.61
                                             ==============   =================

NET ASSETS - CLASS C                               $200,089         $16,523,655
                                             ==============   =================
SHARES OUTSTANDING - CLASS C                         16,690           1,207,832
                                             ==============   =================
NET ASSET VALUE - CLASS C                            $11.99              $13.68
                                             ==============   =================

                                                                 Proforma
                                                                 Combined

NET ASSETS - CLASS A                                           $95,839,806
                                                          ================
SHARES OUTSTANDING - CLASS A                                     7,993,824 (1)
                                                          ================
NET ASSET VALUE - CLASS A                                           $11.99
                                                          ================
MAXIMUM SALES CHARGE - CLASS A                                        0.60 (2)
                                                          ================
OFFERING PRICE - CLASS A                                            $12.59
                                                          ================

NET ASSETS - CLASS C                                           $16,723,744
                                                          ================
SHARES OUTSTANDING - CLASS C                                     1,394,767 (3)
                                                          ================
NET ASSET VALUE - CLASS C                                           $11.99
                                                          ================

                                                          Proforma Adjustments
NET ASSETS - CLASS A

SHARES OUTSTANDING - CLASS A                                     1,094,287

NET ASSET VALUE - CLASS A

MAXIMUM SALES CHARGE - CLASS A

OFFERING PRICE - CLASS A


NET ASSETS - CLASS C

SHARES OUTSTANDING - CLASS C                                       170,245

NET ASSET VALUE - CLASS C



(1)  The proforma combined shares outstanding consists of 101,347
     A shares of Calvert New Vision Small Cap Fund  and 7,892,477
     A shares issued to Class A shareholders of Calvert Strategic Growth Fund.

(2) The maximum sales charge for the Calvert New Vision Small Cap Fund and the Calvert Strategic Growth Fund is 4.75%.

(3) The proforma combined shares outstanding consists of 16,690 C shares of Calvert New Vision Small Cap Fund and 1,378,077 C shares issued to Class C shareholders of Calvert Strategic Growth Fund.

See Notes to Proforma Financial Statements.

PROFORMA PORTFOLIO OF INVESTMENTS
CALVERT NEW VISION SMALL CAP FUND
CALVERT STRATEGIC GROWTH FUND
MARCH 31, 1997 (UNAUDITED)

                                                  Calvert New Vision
                                                   Small Cap Fund
EQUITY SECURITIES - 47.1%                               Shares
Airline - 2.1%
Delta Air Lines, Inc.                                       -


Commercial Services - 0.0%
NCO Group, Inc. *                                           -
                                                            -

Computer Services - 6.9%
Harbinger Corp. *                                          3,000
Sapient Corp. *                                            1,300
Technology Solutions Co. *                                   900


Electronics - Laser Systems/Components - 0.0%
Cymer, Inc. *                                              1,000


Electronics - Semiconductor Equipment - 0.8%
PRI Automation, Inc. *                                     1,000


Electronics - Semiconductor Manufacturing - 5.7%
Applied Materials, Inc. *                                    -
Sanmina Corp. *                                              700
Vitesse Semiconductor Corp. *                              1,200


Health Care - 2.0%
Oxford Health Plans, Inc. *                                  -


Medical - Ethical Drugs - 2.0%
Dura Pharmaceuticals, Inc. *                                 -


Oil and Gas - Equipment - 2.1%
Smith International, Inc. *                                  -
Varco International, Inc. *                                1,500


Oil and Gas - Field Services - 0.4%
Trico Marine Services, Inc. *                                600


Retail - Apparel 4.9%
Gucci Group, N.V.                                              -
TJX Companies, Inc.                                            -





EQUITY SECURITIES  (CONT'D)
Retail - Discount and Variety - 2.7%
Dollar Tree Stores, Inc.                                       -


Software - Applications - 11.4%
Clarify, Inc.*                                              1,600
Documentum, Inc. *                                          1,900
Parametric Technology Corp. *                                  -
Pegasystems, Inc. *                                         1,200
Siebel Systems, Inc. *                                      1,900
Vantive Corp. *                                             2,100


Software - Database/Development Tools - 0.0%
Rational Software Corp. *                                  1,200


Software - Education and Entertainment - 0.0%
Crystal Dynamics, Inc., Series D t *                          -


Telecommunications - 6.1%
Advanced Fibre Communications *                               -
Ciena Corp. *                                                200
DSC Communications Corp. *                                    -
Qualcomm, Inc. *                                              -
Sourcecom Corp., Series B, Preferred t *                      -


      Total Equity Securities (Cost $58,419,606)



CORPORATE OBLIGATIONS - 21.5%
Baldwin Park, California Redevelopment Agency,
VRDN, 5.66%, 8/1/23, LOC: Wells Fargo Bank,
Confirming LOC: Sumitomo Bank Ltd. **                         -
PRD Finance LLC., VRDN, 5.53%, 4/1/27, LOC: First
American Bank, MI  **                                         -

      Total Corporate Obligations (Cost $24,225,000)


REPURCHASE AGREEMENTS - 16.9%
State Street Bank: 5.75%, dated 3/31/97, due 4/1/97
(Collateral: $20,071,946, FFCB, 6.44%, 11/5/99)               -

      Total Repurchase Agreements (Cost $19,000,000)


U.S. TREASURY - 3.5%
U.S. Treasury Notes, 5.00%, 2/15/99                           -

      Total U.S.Treasury (Cost $3,946,890)






MUNICIPAL OBLIGATIONS - 3.1%
Gardena, California Certificates of Participation,
VRDN, 6.35%, 7/1/25, LOC: Sumitomo Trust & Banking,
Confirming LOC: Dai-Ichi Kangyo  **                           -

      Total Municipal Obligations (Cost $3,475,000)


OPTIONS PURCHASED - 3.0%
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 790                        -
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 800                        -
S&P 500 Index Put Options
  Expiration 6/21/97, Strike Price 790                        -

      Total Options Purchased (Premium $2,405,018)



COMMUNITY LOAN NOTES - 2.0%
Cascadia Revolving Loan Fund, 4.00%, 4/30/99 t                -
Dorchester Bay Economic Development Corp., 4.00%, 7/15/97 t   -
Illinois Facilities Fund, 4.00%, 9/30/99 t                    -
Low Income Housing Fund, 4.00%, 1/12/99 t                     -
Mercy Loan Fund, 4.00%, 1/13/01 t                             -
Minnesota Non Profits Assistance Fund, 3.00%, 4/30/01 t       -
Northeast South Dakota Energy Conservation Corp.,
4.00%, 4/30/99 t                                              -
Ohio Community Development Finance Fund, 5.00%,
5/31/99 t                                                     -
Rural Community Assistance Fund, 4.00%, 6/28/99 t             -
Self Help Ventures Fund, 4.00%, 3/31/00 t                     -
Unitarian Universalist Affordable Housing Corp.,
4.00%, 6/28/99 t                                              -
Washington Area Community Investment Fund, 4.00%,
6/28/99 t                                                     -
Working Capital, 4.00%, 9/30/97 t                             -

      Total Community Loan Notes (Cost $2,330,000)


CERTIFICATES OF DEPOSIT - 0.3%
Self Help Credit Union, 5.10%, 2/24/98                        -
South Shore Bank, 5.35%, 2/9/98                               -

      Total Certificates of Deposit (Cost $300,000)


              TOTAL INVESTMENTS (Cost $114,101,514) - 97.4%
               Other assets and liabilities, net - 2.6%
                   NET ASSETS 100%



*   Non-income producing.
t   Restricted securities representing 2.4% of net
assets.
** Optional tender features give these securities a shorter effective maturity date.
Abbreviations
    VRDN: Variable Rate Demand Notes
    LOC: Letter of Credit

The portfolio holdings of the Calvert Strategic
Growth Fund, listed above, will be sold-off pursuant to the merger into the Calvert New Vision Small Cap Fund.


SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 1997 (UNAUDITED)

                                                    Calvert New Vision
                                                        Small Cap Fund
EQUITY SECURITIES                                           Shares
Gateway 2000, Inc.                                              -
International Flavors and Fragrances                            -
MBNA Corp.                                                      -
Microsoft Corp.                                                 -

      TOTAL EQUITY SECURITIES SOLD SHORT
        (Proceeds $3,507,356)

PROFORMA PORTFOLIO OF INVESTMENTS
CALVERT NEW VISION SMALL CAP FUND
CALVERT STRATEGIC GROWTH FUND
MARCH 31, 1997 (UNAUDITED)

                                                          Calvert New Vision
                                                             Small Cap Fund
EQUITY SECURITIES - 47.1%                                         Value

Airline - 2.1%                                                     -
Delta Air Lines, Inc.                                              -

Commercial Services - 0.0%
NCO Group, Inc. *                                                  -
                                                                   -
Computer Services - 6.9%
Harbinger Corp. *                                             66,000
Sapient Corp. *                                               41,600
Technology Solutions Co. *                                    24,863
                                                             132,463

Electronics - Laser Systems/Components - 0.0%
Cymer, Inc. *                                                 35,875
                                                              35,875

Electronics - Semiconductor Equipment - 0.8%
PRI Automation, Inc. *                                        47,750
                                                              47,750

Electronics - Semiconductor Manufacturing - 5.7%
Applied Materials, Inc. *                                         -
Sanmina Corp. *                                               31,325
Vitesse Semiconductor Corp. *                                 33,150
                                                              64,475

Health Care - 2.0%                                                -
Oxford Health Plans, Inc. *                                       -

Medical - Ethical Drugs - 2.0%                                    -
Dura Pharmaceuticals, Inc. *                                      -


Oil and Gas - Equipment - 2.1%
Smith International, Inc. *                                       -
Varco International, Inc. *                                   37,500
                                                              37,500

Oil and Gas - Field Services - 0.4%
Trico Marine Services, Inc. *                                 28,500
                                                              28,500

Retail - Apparel 4.9%
Gucci Group, N.V.                                                 -
TJX Companies, Inc.                                               -




EQUITY SECURITIES  (CONT'D)
Retail - Discount and Variety - 2.7%
Dollar Tree Stores, Inc.                                          -

                                                                  -
Software - Applications - 11.4%
Clarify, Inc.*                                               38,600
Documentum, Inc. *                                           35,150
Parametric Technology Corp. *                                     -
Pegasystems, Inc. *                                          24,150
Siebel Systems, Inc. *                                       31,825
Vantive Corp. *                                              43,050
                                                            172,775

Software - Database/Development Tools - 0.0%
Rational Software Corp. *                                    24,750
                                                             24,750

Software - Education and Entertainment - 0.0%
Crystal Dynamics, Inc., Series D t *                            -
                                                                -

Telecommunications - 6.1%
Advanced Fibre Communications *                                 -
Ciena Corp. *     5,687
DSC Communications Corp. *                                      -
Qualcomm, Inc. *                                                -
Sourcecom Corp., Series B, Preferred t *                        -
                                                             5,687

      Total Equity Securities (Cost $58,419,606)           549,775



CORPORATE OBLIGATIONS - 21.5%
Baldwin Park, California Redevelopment Agency,
VRDN, 5.66%, 8/1/23, LOC: Wells Fargo Bank,
Confirming LOC: Sumitomo Bank Ltd. **                            -
PRD Finance LLC., VRDN, 5.53%, 4/1/27, LOC: First
American Bank, MI  **                                            -

      Total Corporate Obligations (Cost $24,225,000)
-


REPURCHASE AGREEMENTS - 16.9%
State Street Bank: 5.75%, dated 3/31/97, due 4/1/97
(Collateral: $20,071,946, FFCB, 6.44%, 11/5/99)                  -

      Total Repurchase Agreements (Cost $19,000,000)             -


U.S. TREASURY - 3.5%
U.S. Treasury Notes, 5.00%, 2/15/99                              -

      Total U.S.Treasury (Cost $3,946,890)                       -






MUNICIPAL OBLIGATIONS - 3.1%
Gardena, California Certificates of Participation,
VRDN, 6.35%, 7/1/25, LOC: Sumitomo Trust & Banking,
Confirming LOC: Dai-Ichi Kangyo  **                              -

      Total Municipal Obligations (Cost $3,475,000)              -


OPTIONS PURCHASED - 3.0%
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 790                           -
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 800                           -
S&P 500 Index Put Options
  Expiration 6/21/97, Strike Price 790                           -

      Total Options Purchased (Premium $2,405,018)               -



COMMUNITY LOAN NOTES - 2.0%
Cascadia Revolving Loan Fund, 4.00%, 4/30/99 t                   -
Dorchester Bay Economic Development Corp., 4.00%, 7/15/97 t      -
Illinois Facilities Fund, 4.00%, 9/30/99 t                       -
Low Income Housing Fund, 4.00%, 1/12/99 t                        -
Mercy Loan Fund, 4.00%, 1/13/01 t                                -
Minnesota Non Profits Assistance Fund, 3.00%, 4/30/01 t          -
Northeast South Dakota Energy Conservation Corp.,
4.00%, 4/30/99 t                                                 -
Ohio Community Development Finance Fund, 5.00%, 5/31/99 t        -
Rural Community Assistance Fund, 4.00%, 6/28/99 t                -
Self Help Ventures Fund, 4.00%, 3/31/00 t                        -
Unitarian Universalist Affordable Housing Corp.,
4.00%, 6/28/99 t                                                 -
Washington Area Community Investment Fund, 4.00%, 6/28/99 t      -
Working Capital, 4.00%, 9/30/97 t                                -

      Total Community Loan Notes (Cost $2,330,000)               -


CERTIFICATES OF DEPOSIT - 0.3%
Self Help Credit Union, 5.10%, 2/24/98                           -
South Shore Bank, 5.35%, 2/9/98                                  -

      Total Certificates of Deposit (Cost $300,000)              -


           TOTAL INVESTMENTS (Cost $114,101,514) - 97.4%      549,775
               Other assets and liabilities, net - 2.6%       865,210
                   NET ASSETS 100%                         $1,414,985



*   Non-income producing.
t   Restricted securities representing 2.4% of net
assets.
** Optional tender features give these securities a shorter effective maturity date.
Abbreviations
    VRDN: Variable Rate Demand Notes
    LOC: Letter of Credit

The portfolio holdings of the Calvert Strategic
Growth Fund, listed above, will be sold-off pursuant to the merger into the Calvert New Vision Small Cap Fund.

SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 1997 (UNAUDITED)

                                                            Calvert New Vision
                                                               Small Cap Fund
EQUITY SECURITIES                                                   Value

Gateway 2000, Inc.                                                    -
International Flavors and Fragrances                                  -
MBNA Corp.                                                            -
Microsoft Corp.                                                       -

      TOTAL EQUITY SECURITIES SOLD SHORT
        (Proceeds $3,507,356)                                         -

PROFORMA PORTFOLIO OF INVESTMENTS
CALVERT NEW VISION SMALL CAP FUND
CALVERT STRATEGIC GROWTH FUND
MARCH 31, 1997 (UNAUDITED)

                                                              Calvert Strategic
                                                                  Growth Fund
EQUITY SECURITIES - 47.1%                                            Shares
Airline - 2.1%
Delta Air Lines, Inc.                                               27,900


Commercial Services - 0.0%
NCO Group, Inc. *                                                    2,500


Computer Services - 6.9%
Harbinger Corp. *                                                  125,450
Sapient Corp. *                                                     92,200
Technology Solutions Co. *                                          70,990


Electronics - Laser Systems/Components - 0.0%
Cymer, Inc. *                                                           -


Electronics - Semiconductor Equipment - 0.8%
PRI Automation, Inc. *                                              18,500


Electronics - Semiconductor Manufacturing - 5.7%
Applied Materials, Inc. *                                           36,100
Sanmina Corp. *                                                     62,800
Vitesse Semiconductor Corp. *                                       67,950


Health Care - 2.0%
Oxford Health Plans, Inc. *                                         37,600


Medical - Ethical Drugs - 2.0%
Dura Pharmaceuticals, Inc. *                                        62,600


Oil and Gas - Equipment - 2.1%
Smith International, Inc. *                                         28,200
Varco International, Inc. *                                         42,400


Oil and Gas - Field Services - 0.4%
Trico Marine Services, Inc. *                                        7,900


Retail - Apparel 4.9%
Gucci Group, N.V. 44,900
TJX Companies, Inc.                                                 52,400





EQUITY SECURITIES  (CONT'D)
Retail - Discount and Variety - 2.7%
Dollar Tree Stores, Inc.                                             82,000


Software - Applications - 11.4%
Clarify, Inc.*                                                      161,600
Documentum, Inc. *                                                   32,800
Parametric Technology Corp. *                                        26,800
Pegasystems, Inc. *                                                  13,700
Siebel Systems, Inc. *                                              129,600
Vantive Corp. *                                                     218,200


Software - Database/Development Tools - 0.0%
Rational Software Corp. *                                               -


Software - Education and Entertainment - 0.0%
Crystal Dynamics, Inc., Series D t *                                  13,334


Telecommunications - 6.1%
Advanced Fibre Communications *                                       62,700
Ciena Corp. *                                                           -
DSC Communications Corp. *                                            97,200
Qualcomm, Inc. *                                                      41,600
Sourcecom Corp., Series B, Preferred t *                             100,000


      Total Equity Securities (Cost $58,419,606)


         Principal
CORPORATE OBLIGATIONS - 21.5%       Amount
Baldwin Park, California Redevelopment Agency,
VRDN, 5.66%, 8/1/23, LOC: Wells Fargo Bank,
Confirming LOC: Sumitomo Bank Ltd. **                            $14,500,000
PRD Finance LLC., VRDN, 5.53%, 4/1/27, LOC: First
American Bank, MI  **                                              9,725,000

      Total Corporate Obligations (Cost $24,225,000)


REPURCHASE AGREEMENTS - 16.9%
State Street Bank: 5.75%, dated 3/31/97, due 4/1/97
(Collateral: $20,071,946, FFCB, 6.44%, 11/5/99)                   19,000,000

      Total Repurchase Agreements (Cost $19,000,000)


U.S. TREASURY - 3.5%
U.S. Treasury Notes, 5.00%, 2/15/99                               4,000,000

      Total U.S.Treasury (Cost $3,946,890)






MUNICIPAL OBLIGATIONS - 3.1%
Gardena, California Certificates of Participation,
VRDN, 6.35%, 7/1/25, LOC: Sumitomo Trust & Banking,
Confirming LOC: Dai-Ichi Kangyo  **                               3,475,000

      Total Municipal Obligations (Cost $3,475,000)


OPTIONS PURCHASED - 3.0%   Contracts
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 790                                 265
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 800                                 265
S&P 500 Index Put Options
  Expiration 6/21/97, Strike Price 790                                 330

      Total Options Purchased (Premium $2,405,018)


         Principal
COMMUNITY LOAN NOTES - 2.0%         Amount
Cascadia Revolving Loan Fund, 4.00%, 4/30/99 t                      $75,000
Dorchester Bay Economic Development Corp., 4.00%, 7/15/97 t          50,000
Illinois Facilities Fund, 4.00%, 9/30/99 t                          250,000
Low Income Housing Fund, 4.00%, 1/12/99 t                           350,000
Mercy Loan Fund, 4.00%, 1/13/01 t                                   200,000
Minnesota Non Profits Assistance Fund, 3.00%, 4/30/01 t             200,000
Northeast South Dakota Energy Conservation Corp.,
4.00%, 4/30/99 t                                                     75,000
Ohio Community Development Finance Fund, 5.00%, 5/31/99 t           500,000
Rural Community Assistance Fund, 4.00%, 6/28/99 t                   100,000
Self Help Ventures Fund, 4.00%, 3/31/00 t                           300,000
Unitarian Universalist Affordable Housing Corp.,
4.00%, 6/28/99 t                                                     80,000
Washington Area Community Investment Fund, 4.00%, 6/28/99 t         100,000
Working Capital, 4.00%, 9/30/97 t                                    50,000

      Total Community Loan Notes (Cost $2,330,000)


CERTIFICATES OF DEPOSIT - 0.3%
Self Help Credit Union, 5.10%, 2/24/98                              100,000
South Shore Bank, 5.35%, 2/9/98                                     200,000

      Total Certificates of Deposit (Cost $300,000)


                 TOTAL INVESTMENTS (Cost $114,101,514) - 97.4%
                 Other assets and liabilities, net - 2.6%
                   NET ASSETS 100%



*   Non-income producing.
t   Restricted securities representing 2.4% of net assets.
** Optional tender features give these securities a shorter effective maturity date.
Abbreviations
    VRDN: Variable Rate Demand Notes
    LOC: Letter of Credit

The portfolio holdings of the Calvert Strategic
Growth Fund, listed above, will be sold-off pursuant to the merger into the Calvert New Vision Small Cap Fund.

SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 1997 (UNAUDITED)

                                                            Calvert Strategic
                                                                Growth Fund
EQUITY SECURITIES                                                  Shares

Gateway 2000, Inc.                                                 21,800
International Flavors and Fragrances                               12,600
MBNA Corp.                                                         18,800
Microsoft Corp.                                                    12,100

      TOTAL EQUITY SECURITIES SOLD SHORT
        (Proceeds $3,507,356)

PROFORMA PORTFOLIO OF INVESTMENTS
CALVERT NEW VISION SMALL CAP FUND
CALVERT STRATEGIC GROWTH FUND
MARCH 31, 1997 (UNAUDITED)

                                                            Calvert Strategic
                                                                 Growth Fund
EQUITY SECURITIES - 47.1%                                           Value
Airline - 2.1%
Delta Air Lines, Inc.                                              $2,347,087
                                                                    2,347,087

Commercial Services - 0.0%
NCO Group, Inc. *                                                      54,687
                                                                       54,687

Computer Services - 6.9%
Harbinger Corp. *                                                   2,759,900
Sapient Corp. *                                                     2,950,400
Technology Solutions Co. *                                          1,961,099
                                                                    7,671,399

Electronics - Laser Systems/Components - 0.0%
Cymer, Inc. *                                                              -
                                                                           -

Electronics - Semiconductor Equipment - 0.8%
PRI Automation, Inc. *                                                883,375
                                                                      883,375

Electronics - Semiconductor Manufacturing - 5.7%
Applied Materials, Inc. *                                           1,674,137
Sanmina Corp. *                                                     2,810,300
Vitesse Semiconductor Corp. *                                       1,877,119
                                                                    6,361,556

Health Care - 2.0%
Oxford Health Plans, Inc. *                                         2,204,300
                                                                    2,204,300

Medical - Ethical Drugs - 2.0%
Dura Pharmaceuticals, Inc. *                                        2,237,950
                                                                    2,237,950

Oil and Gas - Equipment - 2.1%
Smith International, Inc. *                                         1,286,625
Varco International, Inc. *                                         1,060,000
                                                                    2,346,625

Oil and Gas - Field Services - 0.4%
Trico Marine Services, Inc. *                                         375,250
                                                                      375,250

Retail - Apparel 4.9%
Gucci Group, N.V.                                                    3,238,413
TJX Companies, Inc.                                                  2,240,100
                                                                     5,478,513




EQUITY SECURITIES  (CONT'D)
Retail - Discount and Variety - 2.7%
Dollar Tree Stores, Inc.                                            $3,034,000
                                                                     3,034,000

Software - Applications - 11.4%
Clarify, Inc.*                                                       3,898,600
Documentum, Inc. *                                                     606,800
Parametric Technology Corp  *                                        1,209,350
Pegasystems, Inc. *                                                    275,713
Siebel Systems, Inc. *                                               2,170,800
Vantive Corp. *                                                      4,473,100
                                                                    12,634,363

Software - Database/Development Tools - 0.0%
Rational Software Corp. *                                               -
                                                                        -

Software - Education and Entertainment - 0.0%
Crystal Dynamics, Inc., Series D t *                                    62,403
                                                                        62,403

Telecommunications - 6.1%
Advanced Fibre Communications *                                      2,022,075
Ciena Corp. *                                                           -
DSC Communications Corp. *                                           2,035,125
Qualcomm, Inc. *                                                     2,345,200
Sourcecom Corp., Series B, Preferred t *                               430,000
                                                                     6,832,400

      Total Equity Securities (Cost $58,419,606)                    52,523,908



CORPORATE OBLIGATIONS - 21.5%
Baldwin Park, California Redevelopment Agency,
VRDN, 5.66%, 8/1/23, LOC: Wells Fargo Bank,
Confirming LOC: Sumitomo Bank Ltd. **                               14,500,000
PRD Finance LLC., VRDN, 5.53%, 4/1/27, LOC: First
American Bank, MI  **                                                9,725,000

      Total Corporate Obligations (Cost $24,225,000)                24,225,000


REPURCHASE AGREEMENTS - 16.9%
State Street Bank: 5.75%, dated 3/31/97, due 4/1/97
(Collateral: $20,071,946, FFCB, 6.44%, 11/5/99)                     19,000,000

      Total Repurchase Agreements (Cost $19,000,000)                19,000,000


U.S. TREASURY - 3.5%
U.S. Treasury Notes, 5.00%, 2/15/99                                  3,901,800

      Total U.S.Treasury (Cost $3,946,890)                           3,901,800






MUNICIPAL OBLIGATIONS - 3.1%
Gardena, California Certificates of Participation,
VRDN, 6.35%, 7/1/25, LOC: Sumitomo Trust & Banking,
Confirming LOC: Dai-Ichi Kangyo  **                                 $3,475,000

      Total Municipal Obligations (Cost $3,475,000)                  3,475,000


OPTIONS PURCHASED - 3.0%
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 790                                $993,750
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 800                               1,205,750
S&P 500 Index Put Options
  Expiration 6/21/97, Strike Price 790                               1,204,500

      Total Options Purchased (Premium $2,405,018)                   3,404,000



COMMUNITY LOAN NOTES - 2.0%
Cascadia Revolving Loan Fund, 4.00%, 4/30/99 t                          72,453
Dorchester Bay Economic Development Corp., 4.00%, 7/15/97 t             47,605
Illinois Facilities Fund, 4.00%, 9/30/99 t                             249,955
Low Income Housing Fund, 4.00%, 1/12/99 t                              343,231
Mercy Loan Fund, 4.00%, 1/13/01 t                                      196,166
Minnesota Non Profits Assistance Fund, 3.00%, 4/30/01 t                192,278
Northeast South Dakota Energy Conservation Corp.,
4.00%, 4/30/99 t                                                        72,453
Ohio Community Development Finance Fund, 5.00%, 5/31/99 t              485,360
Rural Community Assistance Fund, 4.00%, 6/28/99 t                       95,210
Self Help Ventures Fund, 4.00%, 3/31/00 t                              247,654
Unitarian Universalist Affordable Housing Corp.,
4.00%, 6/28/99 t                                                        76,168
Washington Area Community Investment Fund, 4.00%, 6/28/99 t             95,210
Working Capital, 4.00%, 9/30/97 t                                       49,181

      Total Community Loan Notes (Cost $2,330,000)                   2,222,924


CERTIFICATES OF DEPOSIT - 0.3%
Self Help Credit Union, 5.10%, 2/24/98                                  99,581
South Shore Bank, 5.35%, 2/9/98                                        199,108

      Total Certificates of Deposit (Cost $300,000)                    298,689


          TOTAL INVESTMENTS (Cost $114,101,514) - 97.4%            109,051,321
            Other assets and liabilities, net - 2.6%                 2,097,244
                   NET ASSETS 100%                                $111,148,565



*   Non-income producing.
t   Restricted securities representing 2.4% of net
assets.
** Optional tender features give these securities a shorter effective maturity date.
Abbreviations
    VRDN: Variable Rate Demand Notes
    LOC: Letter of Credit

The portfolio holdings of the Calvert Strategic
Growth Fund, listed above, will be sold-off pursuant to the merger into the Calvert New Vision Small Cap Fund.

SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 1997 (UNAUDITED)

                                                              Calvert Strategic
                                                                  Growth Fund
EQUITY SECURITIES                                                     Value

Gateway 2000, Inc.                                               $1,117,250
International Flavors and Fragrances                                551,250
MBNA Corp.                                                          524,050
Microsoft Corp.                                                   1,109,419

      TOTAL EQUITY SECURITIES SOLD SHORT
        (Proceeds $3,507,356)                                    $3,301,969

PROFORMA PORTFOLIO OF INVESTMENTS
CALVERT NEW VISION SMALL CAP FUND
CALVERT STRATEGIC GROWTH FUND
MARCH 31, 1997 (UNAUDITED)

                                                                    Proforma
                                                                    Combined
EQUITY SECURITIES - 47.1%                                            Shares
Airline - 2.1%
Delta Air Lines, Inc.                                                 27,900


Commercial Services - 0.0%
NCO Group, Inc. *                                                      2,500


Computer Services - 6.9%
Harbinger Corp. *                                                    128,450
Sapient Corp. *                                                       93,500
Technology Solutions Co. *                                            71,890


Electronics - Laser Systems/Components - 0.0%
Cymer, Inc. *                                                          1,000


Electronics - Semiconductor Equipment - 0.8%
PRI Automation, Inc. *                                                 19,500


Electronics - Semiconductor Manufacturing - 5.7%
Applied Materials, Inc. *                                              36,100
Sanmina Corp. *                                                        63,500
Vitesse Semiconductor Corp. *                                          69,150


Health Care - 2.0%
Oxford Health Plans, Inc. *                                            37,600


Medical - Ethical Drugs - 2.0%
Dura Pharmaceuticals, Inc. *                                            62,600


Oil and Gas - Equipment - 2.1%
Smith International, Inc. *                                             28,200
Varco International, Inc. *                                             43,900


Oil and Gas - Field Services - 0.4%
Trico Marine Services, Inc. *                                            8,500


Retail - Apparel 4.9%
Gucci Group, N.V. 44,900
TJX Companies, Inc.                                                     52,400





EQUITY SECURITIES  (CONT'D)
Retail - Discount and Variety - 2.7%
Dollar Tree Stores, Inc.                                                82,000


Software - Applications - 11.4%
Clarify, Inc.*                                                         163,200
Documentum, Inc. *                                                      34,700
Parametric Technology Corp. *                                           26,800
Pegasystems, Inc. *                                                     14,900
Siebel Systems, Inc. *                                                 131,500
Vantive Corp. *                                                        220,300


Software - Database/Development Tools - 0.0%
Rational Software Corp. *                                                1,200


Software - Education and Entertainment - 0.0%
Crystal Dynamics, Inc., Series D t *                                    13,334


Telecommunications - 6.1%
Advanced Fibre Communications *                                         62,700
Ciena Corp. *                                                              200
DSC Communications Corp. *                                              97,200
Qualcomm, Inc. *                                                        41,600
Sourcecom Corp., Series B, Preferred t *                               100,000


      Total Equity Securities (Cost $58,419,606)



CORPORATE OBLIGATIONS - 21.5%
Baldwin Park, California Redevelopment Agency,
VRDN, 5.66%, 8/1/23, LOC: Wells Fargo Bank,
Confirming LOC: Sumitomo Bank Ltd. **                               14,500,000
PRD Finance LLC., VRDN, 5.53%, 4/1/27, LOC: First
American Bank, MI  **                                                9,725,000

      Total Corporate Obligations (Cost $24,225,000)


REPURCHASE AGREEMENTS - 16.9%
State Street Bank: 5.75%, dated 3/31/97, due 4/1/97
(Collateral: $20,071,946, FFCB, 6.44%, 11/5/99)                     19,000,000

      Total Repurchase Agreements (Cost $19,000,000)


U.S. TREASURY - 3.5%
U.S. Treasury Notes, 5.00%, 2/15/99                                  4,000,000

      Total U.S.Treasury (Cost $3,946,890)






MUNICIPAL OBLIGATIONS - 3.1%
Gardena, California Certificates of Participation,
VRDN, 6.35%, 7/1/25, LOC: Sumitomo Trust & Banking,
Confirming LOC: Dai-Ichi Kangyo  **                                  3,475,000

      Total Municipal Obligations (Cost $3,475,000)


OPTIONS PURCHASED - 3.0%
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 790                                     265
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 800                                     265
S&P 500 Index Put Options
  Expiration 6/21/97, Strike Price 790                                     330

      Total Options Purchased (Premium $2,405,018)



COMMUNITY LOAN NOTES - 2.0%
Cascadia Revolving Loan Fund, 4.00%, 4/30/99 t                          75,000
Dorchester Bay Economic Development Corp., 4.00%, 7/15/97 t             50,000
Illinois Facilities Fund, 4.00%, 9/30/99 t                             250,000
Low Income Housing Fund, 4.00%, 1/12/99 t                              350,000
Mercy Loan Fund, 4.00%, 1/13/01 t                                      200,000
Minnesota Non Profits Assistance Fund, 3.00%, 4/30/01 t                200,000
Northeast South Dakota Energy Conservation Corp., 4.00%, 4/30/99 t      75,000
Ohio Community Development Finance Fund, 5.00%, 5/31/99 t              500,000
Rural Community Assistance Fund, 4.00%, 6/28/99 t                      100,000
Self Help Ventures Fund, 4.00%, 3/31/00 t                              300,000
Unitarian Universalist Affordable Housing Corp., 4.00%, 6/28/99 t       80,000
Washington Area Community Investment Fund, 4.00%, 6/28/99 t            100,000
Working Capital, 4.00%, 9/30/97 t                                       50,000

      Total Community Loan Notes (Cost $2,330,000)


CERTIFICATES OF DEPOSIT - 0.3%
Self Help Credit Union, 5.10%, 2/24/98                                 100,000
South Shore Bank, 5.35%, 2/9/98                                        200,000

      Total Certificates of Deposit (Cost $300,000)


              TOTAL INVESTMENTS (Cost $114,101,514) - 97.4%
               Other assets and liabilities, net - 2.6%
                 NET ASSETS 100%



*   Non-income producing.
t   Restricted securities representing 2.4% of net
assets.
** Optional tender features give these securities a shorter effective maturity date.
Abbreviations
    VRDN: Variable Rate Demand Notes
    LOC: Letter of Credit

The portfolio holdings of the Calvert Strategic
Growth Fund, listed above, will be sold-off pursuant to the merger into the Calvert New Vision Small Cap Fund.

SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 1997 (UNAUDITED)

                                                                 Proforma
                                                                  Combined
EQUITY SECURITIES                                                  Shares

Gateway 2000, Inc.                                                21,800
International Flavors and Fragrances                              12,600
MBNA Corp.                                                        18,800
Microsoft Corp.                                                   12,100

      TOTAL EQUITY SECURITIES SOLD SHORT
        (Proceeds $3,507,356)

PROFORMA PORTFOLIO OF INVESTMENTS
CALVERT NEW VISION SMALL CAP FUND
CALVERT STRATEGIC GROWTH FUND
MARCH 31, 1997 (UNAUDITED)

                                                                     Proforma
                                                                     Combined
EQUITY SECURITIES - 47.1%                                             Value
Airline - 2.1%
Delta Air Lines, Inc.                                              $2,347,087
                                                                    2,347,087

Commercial Services - 0.0%
NCO Group, Inc. *                                                      54,687
                                                                       54,687

Computer Services - 6.9%
Harbinger Corp. *                                                   2,825,900
Sapient Corp. *                                                     2,992,000
Technology Solutions Co. *                                          1,985,962
                                                                    7,803,862

Electronics - Laser Systems/Components - 0.0%
Cymer, Inc. *                                                          35,875
                                                                       35,875

Electronics - Semiconductor Equipment - 0.8%
PRI Automation, Inc. *                                                931,125
                                                                      931,125

Electronics - Semiconductor Manufacturing - 5.7%
Applied Materials, Inc. *                                           1,674,137
Sanmina Corp. *   2,841,625
Vitesse Semiconductor Corp. *                                       1,910,269
                                                                    6,426,031

Health Care - 2.0%
Oxford Health Plans, Inc. *                                         2,204,300
                                                                    2,204,300

Medical - Ethical Drugs - 2.0%
Dura Pharmaceuticals, Inc. *                                        2,237,950
                                                                    2,237,950

Oil and Gas - Equipment - 2.1%
Smith International, Inc. *                                         1,286,625
Varco International, Inc. *                                         1,097,500
                                                                    2,384,125

Oil and Gas - Field Services - 0.4%
Trico Marine Services, Inc. *                                         403,750
                                                                      403,750

Retail - Apparel 4.9%
Gucci Group, N.V.                                                   3,238,413
TJX Companies, Inc.                                                 2,240,100
                                                                    5,478,513




EQUITY SECURITIES  (CONT'D)
Retail - Discount and Variety - 2.7%
Dollar Tree Stores, Inc.                                           $3,034,000
                                                                    3,034,000

Software - Applications - 11.4%
Clarify, Inc.*                                                      3,937,200
Documentum, Inc. *                                                    641,950
Parametric Technology Corp. *                                       1,209,350
Pegasystems, Inc. *                                                   299,863
Siebel Systems, Inc. *                                              2,202,625
Vantive Corp. *                                                     4,516,150
                                                                   12,807,138

Software - Database/Development Tools - 0.0%
Rational Software Corp. *                                              24,750
                                                                       24,750

Software - Education and Entertainment - 0.0%
Crystal Dynamics, Inc., Series D t *                                   62,403
                                                                       62,403

Telecommunications - 6.1%
Advanced Fibre Communications *                                     2,022,075
Ciena Corp. *                                                           5,687
DSC Communications Corp. *                                          2,035,125
Qualcomm, Inc. *                                                    2,345,200
Sourcecom Corp., Series B, Preferred t *                              430,000
                                                                    6,838,087

      Total Equity Securities (Cost $58,419,606)                   53,073,683



CORPORATE OBLIGATIONS - 21.5%
Baldwin Park, California Redevelopment Agency,
VRDN, 5.66%, 8/1/23, LOC: Wells Fargo Bank,
Confirming LOC: Sumitomo Bank Ltd. **                              14,500,000
PRD Finance LLC., VRDN, 5.53%, 4/1/27, LOC: First
American Bank, MI  **                                               9,725,000

      Total Corporate Obligations (Cost $24,225,000)               24,225,000


REPURCHASE AGREEMENTS - 16.9%
State Street Bank: 5.75%, dated 3/31/97, due 4/1/97
(Collateral: $20,071,946, FFCB, 6.44%, 11/5/99)                    19,000,000

      Total Repurchase Agreements (Cost $19,000,000)               19,000,000


U.S. TREASURY - 3.5%
U.S. Treasury Notes, 5.00%, 2/15/99                                3,901,800

      Total U.S.Treasury (Cost $3,946,890)                         3,901,800






MUNICIPAL OBLIGATIONS - 3.1%
Gardena, California Certificates of Participation,
VRDN, 6.35%, 7/1/25, LOC: Sumitomo Trust & Banking,
Confirming LOC: Dai-Ichi Kangyo  **                                $3,475,000

      Total Municipal Obligations (Cost $3,475,000)                 3,475,000


OPTIONS PURCHASED - 3.0%
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 790                                993,750
S&P 500 Index Put Options
  Expiration 5/17/97, Strike Price 800                              1,205,750
S&P 500 Index Put Options
  Expiration 6/21/97, Strike Price 790                              1,204,500

      Total Options Purchased (Premium $2,405,018)                  3,404,000



COMMUNITY LOAN NOTES - 2.0%
Cascadia Revolving Loan Fund, 4.00%, 4/30/99 t                         72,453
Dorchester Bay Economic Development Corp., 4.00%, 7/15/97 t            47,605
Illinois Facilities Fund, 4.00%, 9/30/99 t                            249,955
Low Income Housing Fund, 4.00%, 1/12/99 t                             343,231
Mercy Loan Fund, 4.00%, 1/13/01 t                                     196,166
Minnesota Non Profits Assistance Fund, 3.00%, 4/30/01 t               192,278
Northeast South Dakota Energy Conservation Corp., 4.00%, 4/30/99 t     72,453
Ohio Community Development Finance Fund, 5.00%, 5/31/99 t             485,360
Rural Community Assistance Fund, 4.00%, 6/28/99 t                      95,210
Self Help Ventures Fund, 4.00%, 3/31/00 t                             247,654
Unitarian Universalist Affordable Housing Corp., 4.00%, 6/28/99 t      76,168
Washington Area Community Investment Fund, 4.00%, 6/28/99 t            95,210
Working Capital, 4.00%, 9/30/97 t                                      49,181

      Total Community Loan Notes (Cost $2,330,000)                  2,222,924


CERTIFICATES OF DEPOSIT - 0.3%
Self Help Credit Union, 5.10%, 2/24/98                                 99,581
South Shore Bank, 5.35%, 2/9/98                                       199,108

      Total Certificates of Deposit (Cost $300,000)                   298,689


             TOTAL INVESTMENTS (Cost $114,101,514) - 97.4%        109,601,096
               Other assets and liabilities, net - 2.6%             2,962,454
                   NET ASSETS 100%  $112,563,550



*   Non-income producing.
t   Restricted securities representing 2.4% of net
assets.
** Optional tender features give these securities a shorter effective maturity date.
Abbreviations
    VRDN: Variable Rate Demand Notes
    LOC: Letter of Credit

The portfolio holdings of the Calvert Strategic
Growth Fund, listed above, will be sold-off pursuant to the merger into the Calvert New Vision Small Cap Fund.

SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 1997 (UNAUDITED)

                                                                     Proforma
                                                                     Combined
EQUITY SECURITIES                                                      Value

Gateway 2000, Inc.                                                 $1,117,250
International Flavors and Fragrances                                  551,250
MBNA Corp.                                                            524,050
Microsoft Corp.                                                     1,109,419

      TOTAL EQUITY SECURITIES SOLD SHORT
        (Proceeds $3,507,356)                                      $3,301,969

                            The Calvert Fund:
                    Calvert New Vision Small Cap Fund


                   Statement of Additional Information
                              July 31, 1997



Statement of Additional Information
July 31, 1997

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
217 E. Redwood Street
Baltimore, Maryland 21202-3316

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


TABLE OF CONTENTS

Investment Objective and Policies                   1
Investment Restrictions                             4
Dividends, Distributions and Taxes                  5
Net Asset Value                                     7
Calculation of Total Return                         8
Purchase and Redemption of Shares                   8
Reduced Sales charge (Class A)                      9
Advertising                                         9
Trustees and Officer                               10
Investment Advisor and Subadvisor                  12
Method of Distribution                             12
Transfer and Shareholder Servicing Agent           13
Fund Transactions                                  13
Independent Accountant and Custodians              14
General Information                                14
Financial Statements                               14
Appendix                                           14

                                                      Exhibit A, Part A
                                                      Exhibit 4, Part C


                 AGREEMENT AND PLAN OF REORGANIZATION


This AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 9, 1997, is between Calvert Strategic Growth Fund ("Strategic Growth Fund") and Calvert New Vision Small Cap Fund ("Small Cap Fund"). Strategic Growth Fund and Small Cap Fund are both series of The Calvert Fund ("Calvert").

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.       SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of Strategic Growth Fund shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). Small Cap Fund shall furnish to Strategic Growth Fund such data and information as shall be reasonably requested by Strategic Growth Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.       REORGANIZATION

(a) Plan of Reorganization. Strategic Growth Fund will convey, transfer, and deliver to Small Cap Fund all of the then-existing assets of Strategic Growth Fund at the closing provided for in
     Section 2(b) of this Agreement (the "Closing"). In consideration thereof, Small Cap Fund agrees at the Closing:

     (i) to assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 2(b)), all of Strategic Growth Fund's obligations and liabilities, whether absolute, accrued, contingent, or otherwise; and

     (ii) to deliver to Strategic Growth Fund in exchange for the assets the number of full and fractional shares of common stock of Small Cap Fund ("Small Cap Fund Shares") to be determined as follows: In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of Strategic Growth Fund Shares (rounded to the nearest million) by the net asset value per share of Small Cap Fund (rounded to the nearest million) and multiplying the quotient by the number of outstanding shares of Strategic Growth Fund as of the close of business on the closing date. It is expressly agreed that there will be no sales charge to Strategic Growth Fund, or to any of the shareholders of Strategic Growth Fund upon distribution of Small Cap Fund Shares to them.

(b) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

    (i) the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of Strategic Growth Fund at which the Plan will be considered, or

    (ii) such later date as the parties may mutually agree.

3.       VALUATION OF NET ASSETS

(a) The value of Strategic Growth Fund's net assets to be transferred to Small Cap Fund under this Agreement shall be computed as of the close of business on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Small Cap Fund's prospectus.

(b) The net asset value per share of Small Cap Fund Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Small Cap Fund's Controller using the same valuation procedures as set forth in Small Cap Fund's prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of Strategic Growth Fund's net assets to be transferred to Small Cap Fund pursuant to paragraph 2 of this Agreement, certified by the Controller of Strategic Growth Fund, shall be furnished by Strategic Growth Fund to Small Cap Fund at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Small Cap Fund Shares pursuant to paragraph 2 of this Agreement, certified by the Controller of Small Cap Fund, shall be furnished by Small Cap Fund to Strategic Growth Fund at the Closing.

4.       LIQUIDATION AND DISSOLUTION

(a) As soon as practicable after the Closing Date, Strategic Growth Fund will distribute pro rata to the Strategic Growth Fund shareholders of record as of the close of business on the Closing Date the shares of Small Cap Fund received by Strategic Growth Fund pursuant to this Section. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Small Cap Fund in the names of each such shareholder of Strategic Growth Fund, representing the respective pro rata number of full shares and fractional interests in shares of Small Cap Fund due to each. No such shareholder accounts shall be established by Small Cap Fund or its transfer agent for Small Cap Fund except pursuant to written instructions from Strategic Growth Fund, and Strategic Growth Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Strategic Growth Fund shareholder a pro rata share of the number of shares of Small Cap Fund received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Small Cap Fund or its transfer agent to each shareholder of Strategic Growth Fund receiving such distribution of shares of Small Cap Fund informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Following the Closing Date and until surrendered, each outstanding share certificate representing shares of Strategic Growth Fund shall be deemed for all purposes to evidence ownership of shares of Small Cap Fund that the holder is entitled to receive in exchange for the certificate. The shares of Small Cap Fund that the holder is entitled to receive with respect to Strategic Growth Fund's share certificates not yet surrendered will be held by Small Cap Fund's transfer agent on behalf of the shareholder, but may not be transferred or redeemed until surrender of Strategic Growth Fund's share certificates in proper form for transfer to Small Cap Fund's transfer agent or, in lieu thereof, the posting of a lost certificate bond or other surety instrument deemed acceptable to Small Cap Fund's transfer agent. All of Small Cap Fund's distributions attributable to the shares represented by the share certificates of Strategic Growth Fund retained by shareholders will be paid to the shareholder in cash or invested in additional shares of Small Cap Fund at the net asset value in effect on the respective payment dates in accordance with instructions previously given by the shareholder to Strategic Growth Fund's transfer agent.

     Share certificates representing holdings of shares of Small Cap Fund shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of Small Cap Fund will be issued only for full shares of Small Cap Fund and any fractional interests in shares shall be credited in the shareholder's account with Small Cap Fund.

(d) As promptly as is practicable after the liquidation of Strategic Growth Fund, and in no event later than 12 months from the date of this Agreement, Strategic Growth Fund shall be terminated pursuant to the provisions of the Plan and Calvert's Declaration of Trust.

(e) Immediately after the Closing Date, the share transfer books of Strategic Growth Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5.       TRUST AND BY-LAWS

(a) Declaration of Trust. The Declaration of Trust of Calvert, which governs its series Small Cap Fund, as in effect immediately prior to the Effective Time of the Reorganization shall continue to be the Declaration of Trust until amended as provided by law.

(b) By-laws. The By-laws of Calvert, which govern its series Small Cap Fund, in effect at the Effective Time of the Reorganization shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with the Trust Indenture or said By-laws.

6.       REPRESENTATIONS AND WARRANTIES OF SMALL CAP FUND

(a) Organization, Existence, etc. Small Cap Fund is a duly organized series of Calvert, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, Small Cap Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Small Cap Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. Calvert, of which Small Cap Fund is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Small Cap Fund has an unlimited number of shares of beneficial interest, no par value, of which as of August 31, 1997, 207,406 Class A shares and 27,383 Class C shares were outstanding, and no shares were held in the treasury of Small Cap Fund. All of the outstanding shares of Small Cap Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since Small Cap Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)  Financial Statements. The financial statements of Small Cap
     Fund for the year ended March 31, 1997 ("Small Cap Fund Financial Statements"), previously delivered to Strategic Growth Fund, fairly present the financial position of Small Cap Fund as of March 31, 1997 and the results of its operations and changes in its net assets for the year then ended.

(e) Shares to be Issued Upon Reorganization. Small Cap Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(f) Authority Relative to this Agreement. Calvert has the power to enter into the Plan on behalf of its series Small Cap Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of Calvert and no other proceedings by Calvert are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Small Cap Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree which would be violated by its executing and carrying out the Plan.

(g) Liabilities. There are no liabilities of Calvert on behalf of its series Small Cap Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in Small Cap Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 31, 1997 or otherwise previously disclosed to Strategic Growth Fund, none of which has been materially adverse to the business, assets or results of operations of Small Cap Fund.

(h) Litigation. To the knowledge of Small Cap Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Small Cap Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(i) Contracts. Except for contracts and agreements previously disclosed to Strategic Growth Fund under which no default exists, Small Cap Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(j) Taxes. The federal income tax returns of Small Cap Fund have been filed for all taxable years to and including March 31, 1997, and all taxes payable pursuant to such returns have been paid. Small Cap Fund has qualified as a regulated investment company under the Internal Revenue Code in respect to each taxable year of Small Cap Fund since commencement of its operations.

(k) Registration Statement. Small Cap Fund shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of Small Cap Fund issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration
     Statement:

         (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the
              "Regulations"), and

         (ii) will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Small Cap Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Strategic Growth Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

7.       REPRESENTATIONS AND WARRANTIES OF STRATEGIC GROWTH FUND

(a) Organization, Existence, etc. Strategic Growth Fund is a duly organized series of Calvert, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted. Currently, Strategic Growth Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Strategic Growth Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. Calvert, of which Strategic Growth Fund is a series, is registered under the Act as an open-end nondiversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Strategic Growth Fund has an unlimited number of shares of beneficial interest, no par value, of which as of August 31, 1997, 5,801,093 Class A shares and 940,251 Class C shares were outstanding, and no shares were held in the treasury of Strategic Growth Fund. All of the outstanding shares of Strategic Growth Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since Strategic Growth
     Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of Strategic Growth Fund may change prior to the Effective Date of the Reorganization.

(d) Financial Statements. The financial statements of Strategic Growth Fund for the year ended March 31, 1997 ("Strategic Growth Fund Financial Statements"), previously delivered to Small Cap Fund, fairly present the financial position of Strategic Growth Fund as of March 31, 1997 and the results of its operations and changes in its net assets for the year then ended.

(e) Authority Relative to the Plan. Calvert has the power to enter into the Plan on behalf of Strategic Growth Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Trustees of Calvert and, except for approval by the holders of its capital stock, no other proceedings by Calvert are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Strategic Growth Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

(f) Liabilities. There are no liabilities of Strategic Growth Fund whether or not determined or determinable, other than liabilities disclosed or provided for in Strategic Growth Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 31, 1997 or otherwise previously disclosed to Small Cap Fund, none of which has been materially adverse to the business, assets, or results of operations of Strategic Growth Fund.

(g) Litigation. To the knowledge of Strategic Growth Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Strategic Growth Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to Small Cap Fund under which no default exists, Calvert on behalf of Strategic Growth Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of Strategic Growth Fund have been filed for all taxable years to and including the taxable year ended March 31, 1997 and all taxes payable pursuant to such returns have been paid. Strategic Growth Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of Strategic Growth Fund since commencement of its operations.

(j) Portfolio Securities. All securities to be listed in the schedule of investments of Strategic Growth Fund as of the Effective Time of the Reorganization will be owned by Calvert on behalf of Strategic Growth Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities
     Act), and all the securities are or will be readily marketable.

(k) Registration Statement. Strategic Growth Fund will cooperate with Small Cap Fund in connection with the Registration Statement referred to in Section 6(k) of this Agreement, and will furnish to Small Cap Fund the information relating to Strategic Growth Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to Strategic Growth Fund:

         (i) will comply in all material respects with the provisions of the Securities Act and its regulations, and

         (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in
Section I and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Small Cap Fund, insofar as it relates to Strategic Growth Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Strategic Growth Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8.       CONDITIONS TO OBLIGATIONS OF STRATEGIC GROWTH FUND

The obligations of Strategic Growth Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of Strategic Growth Fund.

(b)  Representations, Warranties and, Agreements. As of the
     Effective Time of the Reorganization, Small Cap Fund shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Small Cap Fund since March 31, 1997. As of the Effective Time of the Reorganization, Strategic Growth Fund shall have received a certificate from Small Cap Fund satisfactory in form and substance to Strategic Growth Fund indicating that it has met the terms stated in this Section.

(c)  Regulatory Approval. The Registration Statement referred to in
     Section 6(k) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

(d) Tax Opinion. Strategic Growth Fund shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Strategic Growth Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Strategic Growth Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Strategic Growth Fund in connection with the Reorganization, and on such other written representations as Strategic Growth Fund and Small Cap Fund, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

         (i) neither Strategic Growth Fund nor Small Cap Fund will recognize any gain or loss upon the transfer of the assets of Strategic Growth Fund to and the assumption of its liabilities by Small Cap Fund in exchange for Small Cap Fund Shares and upon the distribution (whether actual or constructive) of Small Cap Fund Shares to its shareholders in exchange for their shares of capital stock of Strategic Growth Fund;

         (ii) the shareholders of Strategic Growth Fund who receive Small Cap Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Strategic Growth Fund for Small Cap Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

        (iii) the basis of Small Cap Fund Shares received by Strategic Growth Fund's shareholders will be the same as the basis of the shares of capital stock of Strategic Growth Fund surrendered in the exchange; and

         (iv) the basis of Strategic Growth Fund assets acquired by Small Cap Fund will be the same as the basis of such assets to Strategic Growth Fund immediately prior to the Reorganization.

9.    CONDITIONS TO OBLIGATIONS OF SMALL CAP FUND

The obligations of Small Cap Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)  Representations, Warranties, and Agreements. As of the
     Effective Time of the Reorganization, Strategic Growth Fund shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Strategic Growth Fund since March 31, 1997. Small Cap Fund shall have received a certificate from Strategic Growth Fund satisfactory in form and substance to Small Cap Fund indicating that it has met the terms stated in this Section.

(b) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(c) Tax Opinion. Small Cap Fund shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Small Cap Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Strategic Growth Fund and the shareholders of Strategic Growth Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Strategic Growth Fund in connection with the Reorganization, and on such other written representations as Strategic Growth Fund and Small Cap Fund, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

     (i) neither Strategic Growth Fund nor Small Cap Fund will recognize any gain or loss upon the transfer of the assets of Strategic Growth Fund to, and the assumption of its liabilities by, Small Cap Fund in exchange for Small Cap Fund Shares and upon the distribution (whether actual or constructive) of Small Cap Fund Shares to its shareholders in exchange for their shares of beneficial interest of Strategic Growth Fund;

    (ii) the shareholders of Strategic Growth Fund who receive Small Cap Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Strategic Growth Fund for Small Cap Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

   (iii) the basis of Small Cap Fund Shares received by Strategic Growth Fund's shareholders will be the same as the basis of the shares of capital stock of Strategic Growth
         Fund surrendered in the exchange; and

    (iv) the basis of Strategic Growth Fund assets acquired by Small Cap Fund will be the same as the basis of such assets to Strategic Growth Fund immediately prior to the Reorganization.

10.      AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,
         WARRANTIES AND REPRESENTATIONS

(a) The parties hereto may, by agreement in writing authorized by the Board of Trustees of Calvert, amend the Plan at any time before or after approval of the Plan by shareholders of Strategic Growth Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c) Strategic Growth Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Small Cap Fund if: (i) a material condition to its performance under this Agreement or a material covenant of Small Cap Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Small Cap Fund.

(d) Small Cap Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Strategic Growth Fund if: (i) a material condition to its performance under this Agreement or a material covenant of Strategic Growth Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Strategic Growth Fund.

(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of Strategic Growth Fund, without liability on the part of either party hereto or its respective trustees, officers, or shareholders, and shall be terminated without liability as of the close of business on March 31, 1997 if the Effective Time of the Reorganization is not on or prior to such date.

(f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.      EXPENSES

Strategic Growth Fund and Small Cap Fund will bear their own expenses incurred in connection with this Reorganization.

12.      GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to each of the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, Strategic Growth Fund and Small Cap Fund have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.



(SEAL)



Attest:


By:      _________________________  By:     _________________________



(SEAL)



By:      _________________________  By:     _________________________

PART C. OTHER INFORMATION

Item 15.          Indemnification

Registrant's Declaration of Trust, which Declaration is Exhibit 1 of this Registration Statement, provides, in summary, that officers, trustees, employees, and agents shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant's Declaration of Trust also provides that Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in directors and officers liability coverage, plus $3 million in excess directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains an $8 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402.

Item 16.          Exhibits

 1. Declaration of Trust (incorporated by reference to Registrant's Initial Registration Statement, March 15, 1982).

 2.  By-Laws (incorporated by reference to Registrant's
     Pre-Effective Amendment No. 2, September 3, 1982).

 3.  Inapplicable.

 4.  Agreement and Plan of Reorganization filed herewith.

 5. Specimen Stock Certificate for all series of The Calvert Fund (incorporated by reference to Registrant's Post-Effective
     Amendment No. 28, July 19, 1995).

 6. Advisory Contract (incorporated by reference to Registrant's Post-Effective Amendment No. 3, November 1, 1984).

 (a)  Sub-Advisory Contract (Portfolio Advisory Services, Inc.)
      (incorporated by reference to Registrant's Post-Effective
      Amendment No. 30).

 (b) Subadvisory Agreement (Calvert Asset Management Company, Inc. and AWAD Associates) filed herewith.

 7. Underwriting and Dealer Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 27, January 31, 1995).

 8. Trustees' Deferred Compensation Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 20,
      January 28, 1992).

 9. Custodial Contract (incorporated by reference to Registrant's Post-Effective Amendment No. 21, January 29, 1993).

 10. Rule 12b-1 Distribution Plan with respect to Registrant's Class B and C shares, incorporated by reference to Registrant's Post-Effective Amendment No. 27, January 31, 1995. With respect to Class A shares, incorporated by reference to Registrant's Post-Effective Amendment No. 28, July 19, 1995, for all series of The Calvert Fund.

 11. Opinion and Consent of Counsel as to Legality of Shares Being Registered filed herewith.

 12.  Opinion and Consent of Counsel on Tax Matters filed herewith.

 13.  Transfer Agency Contract (incorporated by reference to
      Registrant's Post-Effective Amendment No. 3, November 1, 1984).

 14.  Consent of Independent Accountants filed herewith.

 15.  Inapplicable.

 16.  Copies of Power of Attorney Forms filed herewith.

 17. (a) Current Calvert Strategic Growth Fund Prospectus filed herewith.

     (b) Current Calvert New Vision Small Cap Fund Prospectus, filed herewith.

     (c)  The Calvert Fund Strategic Growth Fund Statement of
          Additional Information filed herewith.



Item 17.           Undertakings

     (1)  Not Applicable
     (2)  Not Applicable

                              SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on September 10, 1997.

Signature                           Title                              Date


________________________            Trustee and Principal             09/10/97
Barbara Krumsiek.                   Executive Officer


________________________            Principal Accounting              09/10/97
Ronald M. Wolfsheimer               Officer


__________**____________            Trustee                           09/10/97
Richard L. Baird, Jr.


__________**____________            Trustee                           09/10/97
Frank H. Blatz, Jr., Esq.


__________**____________            Trustee                           09/10/97
Frederick T. Borts, M.D.


__________**____________            Trustee                           09/10/97
Charles E. Diehl


__________**____________            Trustee                           09/10/97
Douglas E. Feldman


__________**____________            Trustee                           09/10/97
Peter W. Gavian


__________**____________            Trustee                           09/10/97
John G. Guffey, Jr.


________________________            Trustee                           09/10/97
M. Charito Kruvant


__________**____________            Trustee                           09/10/97
Arthur J. Pugh


__________**____________            Trustee                           09/10/97
David R. Rochat

__________**____________            Trustee                           09/10/97
D. Wayne Silby


**Signed by Ivy Wafford Duke and Susan Walker Bender, pursuant to
Exhibit 16

                             Exhibit Index

Form N-14
Item No.


Exhibit - 23                          Form of Opinion and Consent of  Counsel
16 (11)

Exhibit - 8                           Opinion and Consent of Counsel on Tax
16 (12)
                                      Matters
Exhibit - 10                          Investment Subadvisory Agreement
16 (6)

Exhibit - 23                          Independent Auditors' Consent
16 (4)

Exhibit - 24                          Powers of Attorney
16 (16)

Exhibit - 99                          Strategic Growth Fund and New Vision
17 (a) (b) (c)                        Small Cap Fund Prospectuses, and
                                      Strategic Growth Statement of Additional
                                      Information.

Exhibit - 17(b)                       24f-2